UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04787
                                   ---------

                        FRANKLIN NEW YORK TAX-FREE TRUST
                        --------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     ------------
Date of fiscal year end:  9/30
                          ----

Date of reporting period: 3/31/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.



[PHOTO]                                      MARCH 31, 2008

                                             Franklin New York
                                             Insured Tax-Free
                                             Income Fund

                                             Franklin New York
                                             Intermediate-Term
                                             Tax-Free Income Fund

                                             Franklin New York
                                             Limited-Term
                                             Tax-Free Income Fund

                                             Franklin New York
                                             Tax-Exempt Money Fund

SEMIANNUAL REPORT AND SHAREHOLDER LETTER        TAX-FREE INCOME

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

Semiannual Report

State Update and Municipal
Bond Market Overview

            New York's economic performance and state revenues weakened in tandem with the national economic slowdown. Although well diversified, the Empire State depends upon the crucial financial services and insurance industries, which accounted for 6% of employment while providing more than 20% of total state wages. (1) Both industries faced significant challenges through 2008's first quarter. Another fundamental vulnerability is the disparity between upstate and downstate economic performance. Since 1996, the state's employment base grew by 8.3% overall, dominated by downstate growth of 11.1% against just 2.5% for overall upstate employment growth. (1)

            While property tax revenue held up, due in part to a more buoyant regional and New York City real estate market when compared with nearly all other U.S. regions or cities, other fees slowed and the state's unemployment rate rose. By March 2008, New York's unemployment rate rose to 4.8% from 4.4% a year earlier, but remained below the 5.1% national average. (2) Employment weakness was evident in the construction, manufacturing, retail services, and professional and business services sectors as well as financial services. Given these conditions, state legislators expect employment and wage growth to decelerate in 2008. On the upside, the state expects continued strong growth within its large education and health sectors, and could benefit from increased international tourism and trade due to the weak-dollar environment.

            The governor's executive budget for the 2008-2009 fiscal years captures the risks of recent economic conditions but is not premised on a recession even though tax revenues are slated to fall from 2007 levels. Thus far in fiscal year 2008, declining projected revenues have coincided with lower-than-expected expenditures, and the state anticipates closing the year without significantly drawing down reserves. However, the executive budget also addresses a looming $4.4 billion gap for fiscal year 2009. (3) As required, the budget must be balanced, and the governor's most recent proposal seeks to close the projected deficit through a mixture of spending cuts, recurring tax revenue increases and one-time savings measures.

            1. Source: Standard & Poor's, "State Review: New York State," RATINGSDIRECT, 2/6/08.

            2.    Source: Bureau of Labor Statistics.

            3. Source: Standard & Poor's, "Summary: New York State; General Obligation," RATINGSDIRECT, 3/12/08.

                             Semiannual Report | 7

            New York is a wealthy state with per capita personal income at approximately 117% of the national average. (3) The state ranks fifth in the nation with respect to net tax-supported debt per capita, and its debt burden as a percentage of personal income was 6.3%. (4) The numbers reflect bonding for state and New York City budget relief purposes, as well as capital financing for transportation and other areas. During the period under review, independent credit rating agency Moody's Investors Service rated New York's general obligation bonds Aa3 with a stable outlook. (5) Despite its high tax burden, economically cyclical nature and revenue underperformance in the current fiscal year, the state's credit strengths include improved finances in recent years and a long track record of legislative flexibility in raising funds necessary to close annual budget gaps.

            The six months ended March 31, 2008, proved challenging for the municipal bond market. A measured pullback in the municipal market was exacerbated during the reporting period, as all financial markets felt the impact of subprime loan defaults. Many major financial institutions tightened credit and reassessed the risk of their direct and indirect exposure to subprime loans. A lack of liquidity across most markets contributed to an increase in overall volatility and declining values in most asset classes.

            The municipal bond insurance industry, which includes seven companies that had AAA ratings -- MBIA, AMBAC, FSA, FGIC, XLCA, CIFG and Assured Guaranty -- faced particular difficulties. Rising levels of subprime mortgage defaults during the reporting period, combined with the bond insurers' exposure to subprime mortgages, prompted the three major independent credit rating agencies, Standard & Poor's (S&P), Moody's Investors Service and Fitch Ratings, to undertake in-depth evaluations of the bond insurance companies in December 2007. As a result, the rating agencies downgraded several municipal bond insurers and lowered the outlook for some to negative.

            So far in 2008, FGIC was downgraded to BB by S&P, A3 by Moody's, and BBB by Fitch with a negative outlook. XLCA was downgraded to A-, A3 and BB, respectively, with a negative outlook. CIFG was downgraded to A+ by S&P and AA- by Fitch with a negative outlook, while Moody's downgraded the company to A1 with a stable outlook. MBIA and AMBAC successfully raised the required capital to maintain their AAA ratings by S&P and Moody's. Fitch lowered AMBAC's rating from AAA to AA in early 2008. The rating agencies assigned negative outlooks to MBIA and AMBAC, pending further analysis and performance of the subprime mortgage loans they hold, as well

            4. Source: Moody's Investors Service, "Special Comment: U.S. Public Debt Finance, 2008 State Debt Medians," March 2008.

            5. This does not indicate Moody's rating of the Fund.

                             8 | Semiannual Report

EXPLANATION OF RATINGS

                                                              S&P*       Moody's**
Highest quality, "gilt edged;" strongest creditworthiness      AAA          Aaa
High quality; very strong creditworthiness                      AA           Aa
Upper medium grade; above average creditworthiness              A            A
Medium grade; average creditworthiness                         BBB          Baa
Predominantly speculative; below average creditworthiness       BB           Ba
Speculative, low grade; weak creditworthiness                   B            B
Poor to default; very weak creditworthiness                    CCC          Caa
Highest speculation; extremely weak creditworthiness            CC           Ca
Lowest quality; weakest creditworthiness                        C            C

*     May use + or - to modify some ratings

**    Uses numerical modifiers 1, 2 and 3 in the range from Aa through Caa as the soundness of their business models going forward. The rating agencies affirmed FSA's and Assured Guaranty's AAA ratings, with stable outlooks.

Illiquidity plagued the financial markets as they felt the impact of the perceived weakness in the bond insurance industry. This was especially notable in the municipal bond market, with yields over the past 20 years averaging 88% of 30-year U.S Treasury yields. (6) In a marked shift amid recent volatility, high grade municipal yields were well in excess of Treasury yields on a nominal basis. Insured bonds generally underperformed during the six months under review as evidenced by the +0.75% return of the Lehman Brothers Municipal Bond Index compared with the -0.13% return of the Lehman Brothers Insured Municipal Bond Index. (7) During the fourth quarter of 2007, the market appeared to develop a three-tier perception of the bond insurance companies, which affected the traditional trading spreads of the "Big Four" insurers -- MBIA, AMBAC, FGIC and FSA. FSA and Assured Guaranty became more desirable than MBIA and AMBAC; MBIA and AMBAC were more desirable than FGIC, XLCA and CIFG. Historically, the market perceived MBIA, AMBAC, FSA and FGIC as having extremely adequate claims-paying ability and therefore required no extra yield for securities carrying their insurance. Assured Guaranty, XLCA and CIFG are newer entrants to the industry and were still developing their businesses, so the market generally required more yield from them.

6. Source: Lehman Brothers.

7. Sources: Standard & Poor's Micropal; Lehman Brothers. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA.

                             Semiannual Report | 9

            Investors should be aware that insurance companies insure bonds that tend to be of very high quality. Many municipal bond issuers use insurance to appeal to a wider audience of potential buyers. The majority of issuers whose bonds are insured carry underlying ratings of A or better, and the historical average default rate for such bonds is less than 1%. (8) Ultimately, the underlying credit quality of state and local governments and their agencies supports the municipal market, and the underlying credit quality of an insured bond is not affected by an insurance company's credit quality.

            Bond insurers' problems pressured the short-term municipal market beginning in January 2008. Money market funds began to eliminate holdings of variable rate debt with credit providers they deemed to be at risk of downgrade. This caused dealers to boost yields substantially on some variable rate demand notes (VRDNs), hoping to entice buyers to hold them rather than put them back to the remarketing agents who were already struggling with too much inventory on their balance sheets. Within a few weeks, this lack of liquidity disrupted the auction rate securities (ARS) market as well. Inventory in the ARS market, primarily for those with insurance backing, increased dramatically. Auctions have recently failed due to dealers' liquidity constraints. It is important to note that this is a liquidity issue and a supply and demand imbalance, not a credit or default scenario.

            Over the six-month reporting period, municipal bond market returns lagged those of the U.S. Treasury market as uncertainty regarding the impact of problems associated with subprime securities drove global investors to the relative safety of U.S. Treasuries. Furthermore, investors began to require additional compensation for taking on risk, leading to wider spreads for credit-driven securities. For the six months ended March 31, 2008, the Lehman Brothers Municipal Bond Index had a +0.75% total return and the Lehman Brothers U.S. Treasury Index returned +8.56%. (9) High yield municipal bonds, as measured by the Lehman Brothers Municipal Bond
            Index: Non-Investment Grade, had a -5.66% return for the same period. (10)

            8. Source: Standard & Poor's, RATINGSDIRECT, 5/3/2007; Moody's Investors Service, March 2007.

            9. Source: Standard & Poor's Micropal. See footnote 7 for a description of the Lehman Brothers Municipal Bond Index. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.

            10. Source: Lehman Brothers. The Lehman Brothers Municipal Bond
            Index: Non-Investment Grade includes bonds with a maximum credit rating of Ba1. All bonds included must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index.

                             10 | Semiannual Report

The recent environment contributed to dramatically steeper Treasury and municipal bond yield curves (spread between short and longer-term yields). On March 31, 2008, two-year, 10-year and 30-year Treasury yields were 1.62%, 3.45% and 4.29%, respectively. The yields on two-year, 10-year and 30-year Treasuries fell 235, 114 and 55 basis points (100 basis points equal one percentage point), respectively, over the period. Because of the increasing shortage of eligible tax-exempt money fund securities, the two-year municipal bond yield decreased from 3.41% to 2.22% during the reporting period.11 The 10-year municipal note yield fell from 3.81% to 3.73%, while the 30-year municipal bond yield rose from 4.44% to 4.89% during the reporting period.11 The difference between one- and 30-year municipal yields increased 221 basis points, from 103 on September 30, 2007, to 324 basis points at period-end, resulting in a much steeper municipal yield curve. (11)

11. Source: Thomson Financial.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

                             Semiannual Report | 11

Franklin New York Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes. (1) As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City. The Fund invests at least 80% of its net assets in insured municipal securities. (2)

CREDIT QUALITY BREAKDOWN*

Franklin New York Insured Tax-Free Income Fund Based on Total Long-Term Investments as of 3/31/08**

                  (PIE CHART)

AAA                                   65.9%
AA                                     8.7%
A                                      7.3%
BBB                                    3.4%
Not Rated by S&P                      14.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                                   MOODY'S
AAA or Aaa                                  9.3%
AA or Aa                                    0.4%
A                                           5.0%
Total                                      14.7%

This semiannual report for Franklin New York Insured Tax-Free Income Fund covers the period ended March 31, 2008.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 39.

                             12 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin New York Insured Tax-Free Income Fund

                                          DIVIDEND PER SHERE
                                      ---------------------------
MONTH                                  CLASS A          CLASS C
----------------                      ----------       ----------
October 2007                          3.76 cents       3.24 cents
November 2007                         3.76 cents       3.24 cents
December 2007                         3.85 cents       3.32 cents
January 2008                          3.85 cents       3.32 cents
February 2008                         3.85 cents       3.32 cents
March 2008                            3.85 cents       3.32 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.37 on September 30, 2007, to $10.96 on March 31, 2008. The Fund's Class A shares paid dividends totaling 23.00 cents per share for the same period. (3) The Performance Summary beginning on page 15 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.03%, based on an annualization of the current 3.85 cent per share dividend and the maximum offering price of $11.45 on March 31, 2008. An investor in the 2008 maximum combined effective federal and New York state and City personal income tax bracket of 41.82% would need to earn a distribution rate of 6.93% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

3. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

                             Semiannual Report | 13

PORTFOLIO BREAKDOWN

Franklin New York Insured
Tax-Free Income Fund
3/31/08

                                                 % OF TOTAL
                                           LONG-TERM INVESTMENTS*
                                           ----------------------
Higher Education                                    20.3%
Other Revenue                                       16.1%
Subject to Government Appropriations                13.8%
Prerefunded                                         13.4%
Tax-Supported                                        9.1%
Hospital & Health Care                               7.6%
Transportation                                       6.3%
General Obligation                                   5.7%
Utilities                                            5.4%
Corporate-Backed                                     1.8%
Housing                                              0.5%

*     Does not include short-term investments and other net assets.

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. The combination of our value-oriented philosophy of investing primarily for income and a relatively steep municipal yield curve compared to Treasuries favored the use of longer-term bonds. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide our shareholders with high, current, tax-free income.

Thank you for your participation in Franklin New York Insured Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                             14 | Semiannual Report

Performance Summary as of 3/31/08

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRNYX)                           CHANGE       3/31/08     9/30/07
-------------------------------                 ----------   ----------   --------
Net Asset Value (NAV)                            -$   0.41    $   10.96    $ 11.37
DISTRIBUTIONS (10/1/07-3/31/08)
Dividend Income                    $   0.2300

CLASS C (SYMBOL: FNYKX)                           CHANGE      3/31/08     9/30/07
-------------------------------                 ----------   ----------   --------
Net Asset Value (NAV)                            -$   0.41    $   11.14    $ 11.55
DISTRIBUTIONS (10/1/07-3/31/08)
Dividend Income                    $   0.1983

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                        6-MONTH            1-YEAR      5-YEAR    10-YEAR
-------------------------------------------   --------           --------   --------   --------
Cumulative Total Return (1)                     -1.62%            -1.13%      +15.90%    +49.58%
Average Annual Total Return (2)                 -5.76%            -5.32%       +2.10%     +3.65%
   Distribution Rate (3)                                 4.03%
   Taxable Equivalent Distribution Rate (4)              6.93%
   30-Day Standardized Yield (5)                         3.98%
   Taxable Equivalent Yield (4)                          6.84%
   Total Annual Operating Expenses (6)                   0.68%

CLASS C                                        6-MONTH            1-YEAR     5-YEAR     10-YEAR
-------------------------------------------    -------           --------   --------   --------
Cumulative Total Return (1)                     -1.86%            -1.66%      +12.80%    +41.77%
Average Annual Total Return (2)                 -2.83%            -2.61%       +2.44%     +3.55%
   Distribution Rate (3)                                 3.58%
   Taxable Equivalent Distribution Rate (4)              6.15%
   30-Day Standardized Yield (5)                         3.60%
   Taxable Equivalent Yield (4)                          6.19%
   Total Annual Operating Expenses (6)                   1.23%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

                             Semiannual Report | 15

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 3/31/08.

4. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and New York state and City personal income tax rate of 41.82%, based on the federal income tax rate of 35.00%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/08.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.

                             16 | Semiannual Report

Your Fund's Expenses

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                             Semiannual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                    BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                               VALUE 10/1/07      VALUE 3/31/08    PERIOD* 10/1/07-3/31/08
------------------------------      -----------------   ---------------   -----------------------
Actual                                    $  1,000         $    983.80             $   3.22
Hypothetical (5% return before            $  1,000         $  1,021.75             $   3.29
expenses)
CLASS C

Actual                                    $  1,000         $    981.40             $   5.94
Hypothetical (5% return before            $  1,000         $  1,019.00             $   6.06
expenses)

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65% and C: 1.20%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

                             18 | Semiannual Report

Franklin New York Intermediate-Term Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes. (1) As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City. The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of three to 10 years.

CREDIT QUALITY BREAKDOWN*
Franklin New York Intermediate-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 3/31/08**

[PIE CHART]

AAA                     42.5%
AA                      23.0%
A                        7.9%
BBB                      5.6%
Not Rated by S&P        21.0%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                       MOODY'S   INTERNAL
AAA or Aaa                     11.4%         --
AA or Aa                        3.1%         --
A                               5.6%         --
BBB or Baa                      0.1%        0.8%
Total                          20.2%        0.8%

This semiannual report for Franklin New York Intermediate-Term Tax-Free Income Fund covers the period ended March 31, 2008.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 46.

                             Semiannual Report | 19

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN

Franklin New York Intermediate-Term
Tax-Free Income Fund
3/31/08

                                                            % OF TOTAL
                                                     LONG-TERM INVESTMENTS*
                                                     ----------------------
General Obligation                                               17.7%
Subject to Government Appropriations                             16.2%
Higher Education                                                 15.3%
Transportation                                                    9.9%
Hospital & Health Care                                            9.5%
Utilities                                                         9.1%
Prerefunded                                                       8.7%
Tax-Supported                                                     7.1%
Other Revenue                                                     3.8%
Corporate-Backed                                                  2.4%
Housing                                                           0.3%

*     Does not include short-term investments and other net assets.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $10.80 on September 30, 2007, to $10.76 on March 31, 2008. The Fund's Class A shares paid dividends totaling 20.21 cents per share for the same period. (2) The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.63%, based on an annualization of the current 3.33 cent per share dividend and the maximum offering price of $11.01 on March 31, 2008. An investor in the 2008 maximum combined effective federal and New York state and City personal income tax bracket of 41.82% would need to earn a distribution rate of 6.24% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary. INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

                             20 | Semiannual Report

DIVIDEND DISTRIBUTIONS*

Franklin New York Intermediate-Term Tax-Free Income Fund

                                       DIVIDEND PER SHARE
                                    ------------------------
MONTH                                 CLASS A      CLASS C
------------------------            ----------   -----------
October 2007                        3.33 cents    2.84 cents
November 2007                       3.33 cents    2.84 cents
December 2007                       3.33 cents    2.83 cents
January 2008                        3.33 cents    2.83 cents
February 2008                       3.33 cents    2.83 cents
March 2008                          3.33 cents    2.81 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

MANAGER'S DISCUSSION

Consistent with our strategy, we typically look to remain fully invested in a portfolio of bonds that maintain an average weighted maturity of three to 10 years. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin New York Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                             Semiannual Report | 21

Performance Summary as of 3/31/08

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKNIX)                           CHANGE       3/31/08     9/30/07
-------------------------------                 ----------   ----------   --------
Net Asset Value (NAV)                             -$ 0.04     $  10.76     $ 10.80
DISTRIBUTIONS (10/1/07-3/31/08)
Dividend Income                     $  0.2021

CLASS C (SYMBOL: FKNCX)                           CHANGE       3/31/08     9/30/07
-------------------------------                 ----------   ----------   --------
Net Asset Value (NAV)                             -$ 0.05     $  10.77     $ 10.82
DISTRIBUTIONS (10/1/07-3/31/08)
Dividend Income                     $  0.1716

PERFORMANCE (1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                         6-MONTH            1-YEAR      5-YEAR    10-YEAR
------------------------------------------     --------           --------   --------   --------
Cumulative Total Return (2)                      +1.50%            +2.71%     +16.23%     +53.64%
Average Annual Total Return (3)                  -0.80%            +0.40%      +2.59%      +4.15%
  Distribution Rate (4)                                   3.63%
  Taxable Equivalent Distribution Rate (5)                6.24%
  30-Day Standardized Yield (6)                           3.39%
  Taxable Equivalent Yield (5)                            5.83%
  Total Annual Operating Expenses (7)                     0.74%

CLASS C                                     6-MONTH            1-YEAR     3-YEAR    INCEPTION (7/1/03)
----------------------------------------   --------           --------   --------   ------------------
Cumulative Total Return (2)                   +1.12%            +2.05%       +7.92%         +10.21%
Average Annual Total Return (3)               +0.12%            +1.06%       +2.57%          +2.07%
  Distribution Rate (4)                                3.13%
  Taxable Equivalent Distribution Rate (5)             5.38%
  30-Day Standardized Yield (6)                        2.94%
  Taxable Equivalent Yield (5)                         5.05%
  Total Annual Operating Expenses (7)                  1.29%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

                             22 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 3/31/08.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and New York state and City personal income tax rate of 41.82%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

                             Semiannual Report | 23

Your Fund's Expenses

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                             24 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 10/1/07      VALUE 3/31/08   PERIOD* 10/1/07 - 3/31/08
----------------------------------------   -----------------   --------------   -------------------------
Actual                                         $  1,000          $ 1,015.00             $   3.68
Hypothetical (5% return before expenses)       $  1,000          $ 1,021.35             $   3.69

CLASS C

Actual                                         $  1,000          $ 1,011.20             $   6.44
Hypothetical (5% return before expenses)       $  1,000          $ 1,018.60             $   6.46

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.73% and C: 1.28%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

                             Semiannual Report | 25

FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Limited-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from federal income taxes and New York state personal income taxes. (1) As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City. The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of five years or less.

CREDIT QUALITY BREAKDOWN *
Franklin New York Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 3/31/08**

                                  [PIE CHART]

AAA                43.4%
AA                 19.6%
A                   4.5%
BBB                18.8%
Not Rated by S&P   13.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS      MOODY'S
AAA or Aaa       6.9%
AA or Aa         6.8%
             -------
Total           13.7%

We are pleased to bring you Franklin New York Limited-Term Tax-Free Income Fund's semiannual report for the period ended March 31, 2008.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 52.

                             26| Semiannual Report

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $9.88 on September 30, 2007, to $9.93 on March 31, 2008. The Fund's Class A shares paid dividends totaling 15.73 cents per share for the same period. (2) The Performance Summary beginning on page 29 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.31%. An investor in the 2008 maximum combined effective federal and New York state and City personal income tax bracket of 41.82% would need to earn a distribution rate of 3.97% from a taxable investment to match the Fund's Class A tax-free distribution rate.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In addition, the Fund had prerefunded bonds that reached their maturity or call dates. In general, we were limited to reinvesting these proceeds as well as those from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline, as shown in the dividend distributions table.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

DIVIDEND DISTRIBUTIONS*
Franklin New York Limited-Term
Tax-Free Income Fund -Class A

MONTH           DIVIDEND PER SHARE
-------------   ------------------
October 2007            2.90 cents
November 2007           2.90 cents
December 2007           2.70 cents
January 2008            2.70 cents
February 2008           2.70 cents
March 2008              1.96 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

                             Semiannual Report | 27

PORTFOLIO BREAKDOWN
Franklin New York Limited-Term
Tax-Free Income Fund
3/31/08

                                              % OF TOTAL
                                        LONG-TERM INVESTMENTS*
                                        ----------------------
Other Revenue                                     20.7%
Hospital & Health Care                            18.1%
Higher Education                                  16.7%
General Obligation                                15.9%
Utilities                                         13.0%
Tax-Supported                                      4.5%
Prerefunded                                        3.5%
Subject to Government Appropriations               3.1%
Housing                                            2.8%
Transportation                                     1.7%

*  Does not include short-term investments and other net assets.

MANAGER'S DISCUSSION

Consistent with our investment strategy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated in the one- to five-year range in an effort to reduce volatility and deliver tax-free income. As a result of our strategy, the Fund was positioned to capture changes in short-term interest rates, preserve capital and produce tax-free income.

Thank you for your participation in Franklin New York Limited-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                             28 | Semiannual Report

Performance Summary as of 3/31/08

FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FNYLX)                           CHANGE   3/31/08   9/30/07
---------------------------------                 ------   -------   -------
Net Asset Value (NAV)                             +$0.05    $ 9.93   $  9.88
DISTRIBUTIONS (10/1/07 - 3/31/08)
Dividend Income                     $    0.1573

PERFORMANCE (1)

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURN INCLUDES THE MAXIMUM SALES CHARGE. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                       6-MONTH           1-YEAR   3-YEAR   INCEPTION (9/2/03)
-------------------------------------------   -------           ------   ------   ------------------
Cumulative Total Return (2)                    +2.11%           +3.75%   +9.13%       +10.32%
Average Annual Total Return (3)                -0.21%           +1.39%   +2.17%        +1.66%
   Distribution Rate (4)                                2.31%
   Taxable Equivalent Distribution Rate (5)             3.97%
   30-Day Standardized Yield (6)                        2.88%
   Taxable Equivalent Yield (5)                         4.95%
   Total Annual Operating Expenses (7)
     Without Waiver                                     1.40%
     With Waiver                                        0.50%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.50% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) UNTIL 1/31/09.

                             Semiannual Report | 29

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 2/1/06, these shares were offered without an initial sales charge; thus actual total returns would have differed.

1. If the manager and administrator had not waived fees, the Fund's distribution rate and total returns would have been lower, and yield for the period would have been 2.23%.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. Distribution rate is based on an annualization of the 1.96 cent per share current monthly dividend and the maximum offering price of $10.16 on 3/31/08.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/24/07 for the maximum combined effective federal and New York state and City personal income tax rate of 41.82%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

                             30 | Semiannual Report

Your Fund's Expenses

FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                             Semiannual Report | 31

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 10/1/07     VALUE 3/31/08    PERIOD* 10/1/07 - 3/31/08
----------------------------------------   -----------------   --------------   -------------------------
Actual                                         $    1,000        $ 1,021.10            $    2.53
Hypothetical (5% return before expenses)       $    1,000        $ 1,022.50            $    2.53

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waiver, of 0.50%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

                             32 | Semiannual Report

Franklin New York
Tax-Exempt Money Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Tax-Exempt Money Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management, preservation of capital and liquidity by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes. (1) As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City. The Fund tries to maintain a stable $1.00 share price.

AN INVESTMENT IN THE FUND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY OR INSTITUTION. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin New York Tax-Exempt Money Fund covers the period ended March 31, 2008.

PERFORMANCE OVERVIEW

Short-term yields generally fell over the period. Largely as a result, Franklin New York Tax-Exempt Money Fund's seven-day effective yield decreased from 3.22% on September 30, 2007, to 1.72% on March 31, 2008.

INVESTMENT STRATEGY

We invest predominantly in high-quality, short-term municipal securities. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that a portion of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 90 days or less.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 56.

                             Semiannual Report | 33

PORTFOLIO BREAKDOWN
Franklin New York Tax-Exempt Money Fund
3/31/08

                              % OF TOTAL
                              INVESTMENTS
                              -----------
Variable Rate Notes              84.4%
Tax-Exempt Commercial Paper       7.0%
Notes and Bonds                   6.7%
Put or Option Tender Bonds        1.9%

PERFORMANCE SUMMARY (1)
SYMBOL: FRNXX

Franklin New York Tax-Exempt Money Fund
3/31/08

Seven-day effective yield (2)         1.72%
Seven-day annualized yield            1.71%
Taxable equivalent yield (3)          2.94%
Total annual operating expenses (4)
   Without waiver                     0.79%
   With waiver                        0.64%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

THE MANAGER HAS CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.64% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) UNTIL 1/31/09.

1. If the manager had not waived fees, the Fund's annualized and effective yields would have been 1.56% and 1.58%.

2. The seven-day effective yield assumes the compounding of daily dividends.

3. Taxable equivalent yield assumes the published rates as of 12/24/07 for the maximum combined effective federal and New York state and City personal income tax rate of 41.82%, based on the federal income tax rate of 35.00%.

4. Figures are as stated in the Fund's prospectus current as of the date of this report.

Annualized and effective yields are for the seven-day period ended 3/31/08. The Fund's average weighted maturity was 21 days. Yields reflect Fund expenses and fluctuations in interest rates on portfolio investments.

MANAGER'S DISCUSSION

During the reporting period, the Federal Reserve Board cut the federal funds target rate from 4.75% to 2.25% to help maintain liquidity as credit conditions tightened and economic activity weakened.

The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, a benchmark for variable rate securities, which make up a large portion of Franklin New York Tax-Exempt Money Fund, averaged a rate of 2.94% for the period under review. (2)

During the reporting period, the Fund purchased several issues including Kenmore-Tonawanda, New York, Union Free School District bonds and Metropolitan Transportation Authority Tax-Exempt Commercial Paper.

Thank you for your participation in Franklin New York Tax-Exempt Money Fund. We look forward to serving your future investment needs.

2. Source: Thomson Financial. The SIFMA Municipal Swap Index is a weekly high-grade market index composed of seven-day tax-exempt variable rate demand notes produced by the Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues based on several specific criteria.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             34 | Semiannual Report

Your Fund's Expenses

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                             Semiannual Report | 35

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT       EXPENSES PAID DURING
                                             VALUE 10/1/07     VALUE 3/31/08    PERIOD* 10/1/07 - 3/31/08
                                           -----------------   --------------   ----------------------------
Actual                                        $    1,000        $ 1,012.50              $      3.22
Hypothetical (5% return before expenses)      $    1,000        $ 1,021.80              $      3.23

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waiver, of 0.64%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

                             36 | Semiannual Report

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                                   SIX MONTHS ENDED                                                      YEAR ENDED
                                                    MARCH 31, 2008               YEAR ENDED   SEPTEMBER 30,             DECEMBER 31,
CLASS A                                              (UNAUDITED)       2007         2006          2005         2004 (F)     2003
-------------------------------------------------  ----------------  ---------   ----------   -------------    -------- ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............    $   11.37      $   11.58     $   11.62      $   11.64     $   11.71   $  11.69
                                                     ---------      ---------     ---------      ---------     ---------   --------
Income from investment operations (a):
   Net investment income (b) ....................         0.23           0.46          0.48           0.50          0.39       0.52
   Net realized and unrealized gains (losses) ...        (0.41)         (0.20)        (0.04)         (0.01)        (0.07)      0.02
                                                     ---------      ---------     ---------      ---------     ---------   --------
Total from investment operations ................        (0.18)          0.26          0.44           0.49          0.32       0.54
                                                     ---------      ---------     ---------      ---------     ---------   --------
Less distributions from net investment
   income .......................................        (0.23)         (0.47)        (0.48)         (0.51)        (0.39)     (0.52)
                                                     ---------      ---------     ---------      ---------     ---------   --------
Redemption fees .................................           -- (e)         -- (e)        -- (e)         -- (e)        --         --
                                                     ---------      ---------     ---------      ---------     ---------   --------
Net asset value, end of period ..................    $   10.96      $   11.37     $   11.58      $   11.62     $   11.64   $  11.71
                                                     =========      =========     =========      =========     =========   ========

Total return (c) ................................        (1.62)%         2.24%         3.90%          4.23%         2.77%      4.69%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses ........................................         0.65%          0.68%         0.70%          0.70%         0.71%      0.71%
Net investment income ...........................         4.14%          4.04%         4.17%          4.25%         4.44%      4.44%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............     $505,909       $518,353     $ 326,772      $ 304,673      $292,813   $296,917
Portfolio turnover rate .........................         4.12%         33.49%        24.10%         13.65%         7.96%      7.96%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d) Ratios are annualized for periods less than one year.

(e) Amount rounds to less than $0.01 per share.

(f) For the period January 1, 2004 to September 30, 2004.

                               Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 37

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                                     SIX MONTHS ENDED                                                   YEAR ENDED
                                                      MARCH 31, 2008              YEAR ENDED SEPTEMBER 30,              DECEMBER 31,
CLASS C                                                (UNAUDITED)       2007        2006        2005       2004 (F)        2003
-----------------------------------------------      ----------------  --------    ---------   ---------    --------    ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............    $    11.55      $  11.75      $  11.78     $   11.81      $  11.87    $  11.84
                                                     ----------      --------      --------     ---------      --------    --------
Income from investment operations (a):
   Net investment income (b) ....................          0.21          0.41          0.42          0.44          0.34        0.46
   Net realized and unrealized gains (losses) ...         (0.42)        (0.21)        (0.03)        (0.03)        (0.06)       0.02
                                                     ----------      --------      --------     ---------      --------    --------
Total from investment operations ................         (0.21)         0.20          0.39          0.41          0.28        0.48
                                                     ----------      --------      --------     ---------      --------    --------
Less distributions from net investment
   income .......................................         (0.20)        (0.40)        (0.42)        (0.44)        (0.34)      (0.45)
                                                     ----------      --------      --------     ---------      --------    --------
Redemption fees .................................            -- (e)        -- (e)        -- (e)        -- (e)        --          --
                                                     ----------      --------      --------     ---------      --------    --------
Net asset value, end of period ..................    $    11.14      $  11.55      $  11.75     $   11.78      $  11.81    $  11.87
                                                     ==========      ========      ========     =========      ========    ========

Total return (c).................................         (1.86)%        1.74%         3.36%         3.52%         2.40%       4.12%

RATIOS TO AVERAGE NET ASSETS (d)
Expenses ........................................          1.20%         1.23%         1.25%         1.25%         1.26%       1.27%
Net investment income ...........................          3.59%         3.49%         3.62%         3.70%         3.89%       3.88%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............    $   58,887      $ 53,452      $ 44,446     $  40,110      $ 37,606    $ 39,803
Portfolio turnover rate .........................          4.12%        33.49%        24.10%        13.65%         7.96%       7.96%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d) Ratios are annualized for periods less than one year.

(e) Amount rounds to less than $0.01 per share.

(f) For the period January 1, 2004 to September 30, 2004.

 38 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (UNAUDITED)

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT        VALUE
-------------------------------------------------------------------------------------------   ----------------   ---------------
LONG TERM INVESTMENTS 98.7%
MUNICIPAL BONDS 98.7%
NEW YORK 98.7%
Amherst IDA Civic Facility Revenue, University of Buffalo Foundation, Student Housing,
   Creekside Project, Series A, AMBAC Insured, 5.00%, 8/01/32 .............................   $      2,785,000   $     2,796,446
Babylon IDA Civic Facility Revenue, Winthrop South Nassau University Health Systems East
   Inc. Project, Series A, AMBAC Insured, 6.00%, 8/01/24  .................................          4,020,000         4,218,066
Brookhaven GO, Series B, MBIA Insured, 7.00%, 5/01/09  ....................................            200,000           210,054
Buffalo Municipal Water Finance Authority Water System Revenue, FSA Insured, Pre-Refunded,
   6.00%, 7/01/26 .........................................................................          4,185,000         4,434,175
Central Square GO, Central School District, FGIC Insured, ETM, 6.50%, 6/15/09 .............            900,000           946,872
Erie County GO, Sewer District, Series B, MBIA Insured, 5.00%, 12/01/35 ...................          2,000,000         1,947,260
Fredonia Central School District GO, Refunding, FGIC Insured, 5.00%, 6/01/19 ..............          2,300,000         2,433,124
Hempstead Town IDA Civic Facilities Revenue, Hofstra University Project, MBIA Insured,
   5.80%, 7/01/15 .........................................................................          1,340,000         1,349,795
Hudson Yards Infrastructure Corp. Revenue, Series A, FSA Insured, 5.00%, 2/15/47 ..........         15,000,000        14,948,100
Liberty Development Corp. Revenue, Goldman Sachs Headquarters, 5.25%, 10/01/35 ............         10,000,000        10,102,000
Long Island Power Authority Electric System Revenue, General, Series A,
     FSA Insured, Pre-Refunded, 5.125%, 12/01/22 ..........................................          5,000,000         5,077,550
     MBIA Insured, Pre-Refunded, 5.75%, 12/01/24 ..........................................          1,540,000         1,565,425
Madison County IDA Civic Facility Revenue,
     Colgate University Project, Series A, AMBAC Insured, 5.00%, 7/01/35 ..................          6,165,000         6,183,125
     College University Project, Series A, MBIA Insured, 5.00%, 7/01/39 ...................          3,750,000         3,737,925
     Morrisville State College Foundation, Series A, CIFG Insured, 5.00%, 6/01/37 .........          1,000,000           967,160
Middle Country Central School District Centereach GO, FSA Insured, 4.875%, 6/01/20 ........          1,650,000         1,693,626
Monroe County IDA Civic Facility Revenue, Nazareth College Rochester Project, MBIA Insured,
     5.25%, 10/01/21 ......................................................................          1,520,000         1,590,574
     5.00%, 10/01/31 ......................................................................          3,100,000         3,119,809
Mount Sinai Union Free School District, Refunding, AMBAC Insured, 6.20%, 2/15/13 ..........          1,055,000         1,197,045
MTA Commuter Facilities Revenue, Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/23 ......          3,000,000         3,237,090
MTA Dedicated Tax Fund Revenue,
     Refunding, Series A, MBIA Insured, 5.00%, 11/15/30 ...................................          8,000,000         8,009,360
     Series A, FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 .................................          2,500,000         2,682,350
     Series A, MBIA Insured, 5.00%, 11/15/35 .............................................          16,000,000        15,647,520
MTA Revenue, Refunding, Series A, FGIC Insured, 5.25%, 11/15/31 ...........................          4,000,000         4,007,880
MTA Service Contract Revenue,
     Refunding, AMBAC Insured, 5.00%, 7/01/30 .............................................          7,000,000         7,034,020
     Series B, MBIA Insured, 5.00%, 1/01/31 ...............................................          3,000,000         3,004,320
Nassau County GO, Public Improvement, Series E, FSA Insured, Pre-Refunded, 6.00%,
   3/01/20 ................................................................................          1,510,000         1,614,130
Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
   Pre-Refunded, 5.75%, 8/01/29 ...........................................................          2,655,000         2,837,186
New York City Educational Construction Fund Revenue, Series A, FGIC Insured, 5.00%,
   4/01/37 ................................................................................         19,750,000        19,306,415
New York City GO,
     Refunding, Series A, FSA Insured, 5.00%, 8/01/26 .....................................          9,450,000         9,610,272
     Series A, MBIA Insured, 6.00%, 5/15/30 ...............................................             15,000            15,989
     Series A, MBIA Insured, Pre-Refunded, 6.00%, 5/15/30 .................................          1,985,000         2,159,501
     Series D1, 5.125%, 12/01/28 ..........................................................          5,000,000         5,035,650
     Series I, MBIA Insured, 5.00%, 4/15/29 ...............................................          2,345,000         2,351,496
     Series I, MBIA Insured, Pre-Refunded, 5.00%, 4/15/29 .................................            655,000           683,827

                             Semiannual Report | 39

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------   ----------------   ---------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York City Health and Hospital Corp. Revenue, Health System, Series A, FSA Insured,
   5.125%, 2/15/23 .......................................................................   $      3,890,000   $     4,004,405
New York City IDA Civic Facility Revenue, Polytechnic Prep Country Day School, FSA
   Insured, 5.375%, 5/01/29 ..............................................................            980,000         1,006,617
New York City IDAR,
     Queens Baseball Stadium, Pilot, AMBAC Insured, 5.00%, 1/01/36 .......................          5,000,000         4,918,500
     Queens Baseball Stadium, Pilot, AMBAC Insured, 4.75%, 1/01/42 .......................          2,000,000         1,881,560
     Queens Baseball Stadium, Pilot, AMBAC Insured, 5.00%, 1/01/46 .......................         10,000,000         9,718,300
     Yankee Stadium, Pilot, FGIC Insured, 5.00%, 3/01/46 .................................         20,000,000        19,117,000
New York City Municipal Water Authority Revenue, Refunding, Series E, FGIC Insured, 5.00%,
   6/15/26 ...............................................................................          1,000,000         1,006,680
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Refunding, Series B, FGIC Insured, 5.125%, 6/15/31 ..................................          5,000,000         5,041,400
     Series G, FSA Insured, 5.00%, 6/15/34 ...............................................          3,000,000         3,019,170
New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2007, Series
   S-1, FGIC Insured, 5.00%, 7/15/31 .....................................................         10,700,000        10,554,266
New York City Transitional Finance Authority Revenue, Future Tax Secured,
     Series A, FGIC Insured, 5.00%, 5/01/28 ..............................................          5,915,000         5,939,843
     Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/28 ................................             85,000            91,386
     Series C, 4.75%, 5/01/23 ............................................................          1,755,000         1,762,160
     Series C, Pre-Refunded, 4.75%, 5/01/23 ..............................................             45,000            45,551
     Series D, MBIA Insured, 5.00%, 2/01/22 ..............................................          2,000,000         2,078,000
New York City Transportation Authority MTA Triborough Bridge and Tunnel Authority COP,
     AMBAC Insured, Pre-Refunded, 5.75%, 1/01/20 .........................................          3,000,000         3,210,570
     Series A, AMBAC Insured, Pre-Refunded, 5.25%, 1/01/29 ...............................          3,500,000         3,715,915
New York City Trust for Cultural Resources Revenue, Museum of Modern Art 2001, Series D,
   AMBAC Insured, 5.125%, 7/01/31 ........................................................          7,500,000         7,594,875
New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured,
   AMBAC Insured, 5.00%,
     11/15/35 ............................................................................          5,675,000         5,624,322
     11/15/44 ............................................................................         13,000,000        12,848,420
New York State Appropriated Tobacco Corp. Revenue, Asset-Backed, Series A-1,
   AMBAC Insured, 5.25%, 6/01/21 .........................................................          6,000,000         6,179,760
New York State Dormitory Authority Lease Revenue,
     Delaware Chenango Madison Otsego Board of Cooperative Education Services, XLCA
        Insured, 5.00%, 8/15/27 ..........................................................         10,000,000         9,913,700
     Master Boces Program, Series A, FSA Insured, 5.25%, 8/15/21 .........................          1,740,000         1,803,910
New York State Dormitory Authority Revenue,
     Iona College, XLCA Insured, 5.125%, 7/01/32 .........................................          4,000,000         3,719,240
     School Districts Financing Program, Series D, MBIA Insured, 5.25%, 10/01/23 .........          1,750,000         1,827,455
     School Districts Financing Program, Series D, MBIA Insured, 5.00%, 10/01/30 .........          1,750,000         1,766,100
New York State Dormitory Authority Revenues,
     853 Schools Program, Issue 2, Series E, AMBAC Insured, 5.75%, 7/01/19 ...............          1,340,000         1,400,394
     City University System Consolidated, Third General, Series 1, FSA Insured,
        Pre-Refunded, 5.50%, 7/01/29 .....................................................          1,585,000         1,669,671
     Good Samaritan Hospital Medical Center, Series A, MBIA Insured, 5.50%, 7/01/24 ......          2,000,000         2,040,280

                             40 | Semiannual Report

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------    ----------------   ---------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York State Dormitory Authority Revenues, (continued)
   Insured Mortgage Nursing Home, MBIA Insured, 5.40%, 2/01/31 ...........................     $       400,000   $       410,376
   Insured Mortgage Nursing Home, MBIA Insured, 5.50%, 2/01/41 ...........................           1,880,000         1,926,210
   Maimonides Medical Center, MBIA Insured, 5.00%, 8/01/24 ...............................           6,205,000         6,325,874
   Maimonides Medical Center, Series A, MBIA Insured, 5.75%, 8/01/24 .....................           1,500,000         1,503,570
   Mental Health Services, Series B, MBIA Insured, Pre-Refunded, 5.00%, 2/15/24 ..........           1,975,000         2,051,136
   Mental Health Services, Series D, FSA Insured, Pre-Refunded, 5.25%, 2/15/29 ...........           1,850,000         1,950,418
   Mental Health Services, Series D, FSA Insured, Pre-Refunded, 5.25%, 2/15/29 ...........             150,000           152,838
   Mental Health Services Facilities Improvement, Series A, MBIA Insured, Pre-Refunded,
     5.25%, 8/15/26 ......................................................................           2,570,000         2,801,094
   Montefiore Hospital, FGIC Insured, 5.00%, 8/01/33 .....................................          11,000,000        10,483,110
   New York University, Series 2, AMBAC Insured, 5.00%, 7/01/23 ..........................             885,000           899,762
   Non-State Supported Debt, Albany Public Library, AMBAC Insured, 5.00%, 7/01/37 ........          10,720,000        10,621,483
   Non-State Supported Debt, Educational Housing Services, Cuny Student Housing Project,
     AMBAC Insured, 5.25%, 7/01/30 .......................................................           5,150,000         5,169,776
   Non-State Supported Debt, Fashion Institute Student Housing Corp., FGIC Insured, 5.25%,
     7/01/34 .............................................................................          13,220,000        12,674,146
   Non-State Supported Debt, Health Quest Systems, Series A, Assured Guaranty, 5.25%,
     7/01/27 .............................................................................           4,000,000         4,075,960
   Non-State Supported Debt, Hospital Special Surgery, MBIA Insured, 5.00%, 8/15/29 ......           2,500,000         2,502,725
   Non-State Supported Debt, Mount Sinai School Medical New York University, Refunding,
     MBIA Insured, 5.00%, 7/01/35 ........................................................           5,000,000         4,743,250
   Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%,
     7/01/37 .............................................................................          20,000,000        19,937,400
   Non-State Supported Debt, NYSARC Inc., Refunding, Series A, FSA Insured, 5.00%,
     7/01/34 .............................................................................           5,510,000         5,549,507
   Non-State Supported Debt, School District Financing Program, Series C, FSA Insured,
     5.00%, 10/01/32 .....................................................................           5,000,000         5,030,050
   Non-State Supported Debt, St. John's University, Series A, MBIA Insured, 5.25%,
     7/01/37 .............................................................................          10,000,000        10,138,100
   Non-State Supported Debt, The New School, Refunding, MBIA Insured, 5.00%, 7/01/46 .....          12,000,000        11,719,080
   Non-State Supported Debt, University of Rochester, Refunding, Series A, MBIA Insured,
     5.00%, 7/01/27 ......................................................................             145,000           145,876
   Non-State Supported Debt, University of Rochester, Series A, MBIA Insured,
     Pre-Refunded, 5.00%, 7/01/27 ........................................................             855,000           870,441
   NYSARC Inc., Series A, FSA Insured, 5.00%, 7/01/26 ....................................           1,700,000         1,738,403
   Pace University, MBIA Insured, Pre-Refunded, 6.00%, 7/01/29 ...........................           3,000,000         3,277,470
   Secondarily Insured, Lease, State University, AMBAC Insured, 5.00%, 7/01/32 ...........           5,000,000         4,985,700
   Secondarily Insured, Mental Health Services, Series B, MBIA Insured, Pre-Refunded,
     5.00%, 2/15/24 ......................................................................              25,000            25,376
   Secondarily Insured, Mental Health Services, Series B, MBIA Insured, Pre-Refunded,
     5.00%, 2/15/24 ......................................................................             260,000           270,023
   Series 1, MBIA Insured, 5.00%, 7/01/24 ................................................           2,000,000         2,040,500
   Siena College, MBIA Insured, 5.00%, 7/01/31 ...........................................           3,500,000         3,521,000
   St. John's University, Series A, MBIA Insured, Pre-Refunded, 5.25%, 7/01/30 ...........           3,500,000         3,836,070
   State Supported Debt, Lease, State University Dormitory Facilities, Series A, MBIA
     Insured, 5.00%, 7/01/36 .............................................................           5,170,000         5,130,915
   Upstate Community Colleges, MBIA Insured, Pre-Refunded, 5.125%, 7/01/30 ...............           5,945,000         6,381,541

                             Semiannual Report | 41

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------   ----------------   ---------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York State Energy Research and Development Authority PCR, Central Hudson Gas,
   Refunding, Series A, AMBAC Insured, 5.45%, 8/01/27 ...................................   $      3,500,000   $     3,577,910
New York State Environmental Facilities Corp. Water Facilities Revenue, Spring Valley
   Water Project, Refunding, Series B, AMBAC Insured, 6.15%, 8/01/24 ....................          3,000,000         3,008,070
New York State Municipal Bond Bank Agency Special Program Revenue, Buffalo, Series A,
   AMBAC Insured, 5.25%, 5/15/31 ........................................................          4,000,000         4,072,160
New York State Power Authority Revenue, Series A, MBIA Insured, 5.00%, 11/15/47 .........         15,000,000        14,695,050
New York State Thruway Authority General Revenue, AMBAC Insured, 5.00%, 1/01/30 .........          7,540,000         7,552,215
New York State Urban Development Corp. Revenue,
     Correctional Facilities Service Contract, Series C, AMBAC Insured, Pre-Refunded,
       6.00%, 1/01/29 ...................................................................         11,200,000        11,669,280
     State Personal Income Tax, Series A-1, 5.00%, 12/15/27 .............................          5,000,000         5,072,600
Niagara Falls City School District COP, High School Facility,
     MBIA Insured, Pre-Refunded, 5.375%, 6/15/28 ........................................          2,000,000         2,034,480
     Refunding, FSA Insured, 5.00%, 6/15/28 .............................................          4,155,000         4,194,722
Niagara Falls Public Improvement GO, MBIA Insured, 6.85%, 3/01/19 .......................              5,000             5,010
North Hempstead GO, Refunding, Series B, FGIC Insured, 6.40%,
     4/01/15 ............................................................................          1,065,000         1,247,222
     4/01/16 ............................................................................          1,000,000         1,179,320
Oswego County IDA Civic Facility Revenue, Oswego School District Public Library Project,
   XLCA Insured, 5.00%, 12/15/30 ........................................................          1,805,000         1,754,749
Rensselaer City School District COP, XLCA Insured, 5.00%, 6/01/36 .......................         20,240,000        19,326,974
Rensselaer County GO, AMBAC Insured, 6.70%, 2/15/11 ....................................             810,000           899,238
Rockland County IDA Civic Facility Revenue, Nyack Library Project, Series A, AMBAC
   Insured, 5.00%,
     12/01/32 ...........................................................................          2,000,000         1,997,060
     12/01/37 ...........................................................................          3,320,000         3,289,356
Sachem Central School District Holbrook GO, MBIA Insured, Pre-Refunded, 5.00%,
   6/15/30 ..............................................................................          1,000,000         1,101,150
Sales Tax Asset Receivable Corp. Revenue, Series A, AMBAC Insured, 5.00%, 10/15/32 ......         10,000,000        10,099,700
Schenectady IDA Civic Facility Revenue,
     Schaffer Heights, Series A, GNMA Secured, 6.00%, 11/01/30 ..........................          3,000,000         3,052,920
     Schaffer Heights, Series A, GNMA Secured, 6.05%, 11/01/35 ..........................          2,375,000         2,416,230
     Union College Project, Series A, AMBAC Insured, 5.00%, 7/01/32 .....................          2,395,000         2,399,191
St.Lawrence County IDA Civic Facility Revenue, St. Lawrence University Project,
   Series A, MBIA Insured, 5.00%, 7/01/28 ...............................................          2,455,000         2,466,710
Taconic Hills Central School District at Craryville GO, Columbia County, Refunding,
   FGIC Insured, 5.00%, 6/15/27 .........................................................          1,295,000         1,301,721
Triborough Bridge and Tunnel Authority Revenues, General Purpose, Series B, MBIA Insured,
   Pre-Refunded, 5.20%, 1/01/27 .........................................................          1,000,000         1,096,960
Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue,
   AMBAC Insured, Pre-Refunded, 5.75%, 8/01/29 ..........................................            550,000           582,758
Warren and Washington Counties IDA Civic Facility Revenue, Series B, FSA Insured, 5.00%,
   12/01/27 .............................................................................          3,680,000         3,757,942
Westchester County Health Care Corp. Revenue, Series B, 5.375%, 11/01/30.................          1,500,000         1,526,430
                                                                                                               ---------------
TOTAL LONG TERM INVESTMENTS (COST $564,347,101) .........................................                          557,520,895
                                                                                                               ---------------

                             42 | Semiannual Report

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------   ----------------    ------------
     SHORT TERM INVESTMENTS 0.1%
     MUNICIPAL BONDS 0.1%
     NEW YORK 0.1%
(a) New York City IDA Civic Facility Revenue, Ethical Culture School Project, Series A,
     XLCA Insured, Weekly VRDN and Put, 6.50%, 6/01/35 ..................................   $        200,000    $    200,000
                                                                                                                ------------

     U.S. TERRITORY 0.0% (b)
     PUERTO RICO 0.0% (b)
(a) Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A-5, FGIC Insured,
     Weekly VRDN and Put, 8.00%, 7/01/32 ................................................            100,000         100,000
                                                                                                                ------------
     TOTAL SHORT TERM INVESTMENTS(COST $300,000) ........................................                            300,000
                                                                                                                ------------
     TOTAL INVESTMENTS (COST $564,647,101) 98.8% ........................................                        557,820,895
     OTHER ASSETS, LESS LIABILITIES 1.2% ................................................                          6,975,411
                                                                                                                ------------
     NET ASSETS 100.0% ..................................................................                       $564,796,306
                                                                                                                ============

See Selected Portfolio Abbreviations on page 58.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

(b) Rounds to less than 0.1% of net assets.


        Semiannual Report | The accompanying notes are an integral part
                      of these financial statements. | 43

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                        SIX MONTHS ENDED                                                        YEAR ENDED
                                         MARCH 31, 2008             YEAR ENDED SEPTEMBER 30,                   DECEMBER 31,
CLASS A                                   (UNAUDITED)           2007           2006           2005         2004 (F)        2003
                                        ----------------     ----------     ----------     ----------     ----------   ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period... $          10.80     $    10.93     $    10.96     $    11.15     $    11.16   $     11.04
                                        ----------------     ----------     ----------     ----------     ----------   -----------
Income from investment operations (a):
   Net investment income (b) ..........             0.20           0.39           0.39           0.38           0.30          0.41
   Net realized and unrealized gains
      (losses) ........................            (0.04)         (0.12)         (0.04)         (0.19)         (0.02)         0.12
                                        ----------------     ----------     ----------     ----------     ----------   -----------
Total from investment operations ......             0.16           0.27           0.35           0.19           0.28          0.53
                                        ----------------     ----------     ----------     ----------     ----------   -----------
Less distributions from net
   investment income ..................            (0.20)         (0.40)         (0.38)         (0.38)         (0.29)        (0.41)
                                        ----------------     ----------     ----------     ----------     ----------   -----------
Redemption fees .......................               -- (e)         -- (e)         -- (e)         -- (e)         --            --
                                        ----------------     ----------     ----------     ----------     ----------   -----------
Net asset value, end of period ........ $          10.76     $    10.80     $    10.93     $    10.96     $    11.15   $     11.16
                                        ================     ==========     ==========     ==========     ==========   ===========

Total return (c) ......................             1.50%          2.51%          3.28%          1.72%          2.57%         4.85%

RATIOS TO AVERAGE NET ASSETS (d)
Expenses before waiver and payments
   by affiliates . ....................             0.73%          0.74%          0.75%          0.74%          0.75%         0.75%
Expenses net of waiver and payments
   by affiliates. .....................             0.73%          0.74%          0.75%          0.74%          0.67%         0.60%
Net investment income .................             3.60%          3.62%          3.56%          3.40%          3.57%         3.64%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....  $       293,093     $  273,552     $  222,308     $  233,785     $  227,288   $   217,829
Portfolio turnover rate ...............             3.48%         20.61%         30.01%          5.42%          4.66%         3.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d) Ratios are annualized for periods less than one year.

(e) Amount rounds to less than $0.01 per share.

(f) For the period January 1, 2004 to September 30, 2004.

           44 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                          SIX MONTHS ENDED                                                       PERIOD ENDED
                                           MARCH 31, 2008             YEAR ENDED SEPTEMBER 30,                   DECEMBER 31,
CLASS C                                     (UNAUDITED)         2007             2006           2005         2004(F)      2003(G)
                                         ----------------    ----------       ----------     ----------     ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of period ... $          10.82      $    10.95     $    10.97     $    11.16     $    11.17   $    11.27
                                         ----------------      ----------     ----------     ----------     ----------   ----------
Income from investment operations (a):
   Net investment income (b) ...........             0.17            0.33           0.33           0.32           0.25         0.17
   Net realized and unrealized gains
     (losses) ..........................            (0.05)          (0.12)         (0.03)         (0.19)         (0.01)       (0.10)
                                         ----------------      ----------     ----------     ----------     ----------   ----------
Total from investment operations .......             0.12            0.21           0.30           0.13           0.24         0.07
                                         ----------------      ----------     ----------     ----------     ----------   ----------
Less distributions from net investment
   income ..............................            (0.17)          (0.34)         (0.32)         (0.32)         (0.25)       (0.17)
                                         ----------------      ----------     ----------     ----------     ----------   ----------
Redemption fees ........................               -- (e)          -- (e)         -- (e)         -- (e)         --           --
                                         ----------------      ----------     ----------     ----------     ----------   ----------
Net asset value, end of period. ........ $          10.77      $    10.82     $    10.95     $    10.97     $    11.16   $    11.17
                                         ================      ==========     ==========     ==========     ==========   ==========

Total return (c) .......................             1.12%           1.95%          2.81%          1.16%          2.14%        0.64%

RATIOS TO AVERAGE NET ASSETS (d)
Expenses before waiver and payments
   by affiliates .......................             1.28%           1.29%          1.29%          1.29%          1.30%        1.30%
Expenses net of waiver and payments
   by affiliates .......................             1.28%           1.29%          1.29%          1.29%          1.22%        1.15%
Net investment income ..................             3.05%           3.07%          3.02%          2.85%          3.02%        3.09%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...... $         13,076      $   11,175     $    12,123    $    12,323    $    8,772   $    3,965
Portfolio turnover rate ................             3.48%          20.61%          30.01%          5.42%         4.66%        3.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d) Ratios are annualized for periods less than one year.

(e) Amount rounds to less than $0.01 per share.

(f) For the period January 1, 2004 to September 30, 2004.

(g) For the period July 1, 2003 (effective date) to December 31, 2003.

        Semiannual Report | The accompanying notes are an integral part
                       of these financial statements. | 45

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (UNAUDITED)


FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                        PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------                        ----------------  ---------------
LONG TERM INVESTMENTS 97.7%
MUNICIPAL BONDS 97.7%
NEW YORK 86.3%
Albany County Airport Authority Revenue, Series B, FSA Insured, 4.75%,
  12/15/13 ...................................................................  $    1,850,000    $    1,889,646
Albany IDA Civic Facility Revenue,
     Albany Medical Center Project, 5.75%, 5/01/09 ...........................         535,000           535,674
     St. Peter's Hospital Project, Series A, 5.75%, 11/15/22 .................       4,090,000         4,220,798
     St. Rose Project, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
        7/01/12 ..............................................................         420,000           456,385
Amherst IDA Civic Facility Revenue,
     Mandatory Put 10/01/11, Refunding, Series A, Radian Insured, 4.20%,
        10/01/31 .............................................................       4,235,000         4,321,987
     University of Buffalo Foundation, Student Housing, Creekside Project,
        Series A, AMBAC Insured, 4.625%, 8/01/16 .............................       1,030,000         1,079,708
Bath Central School District GO, Refunding,
     FGIC Insured, 4.00%, 6/15/19 ............................................       1,850,000         1,812,260
     FSA Insured, 5.10%, 6/15/13 .............................................         775,000           803,985
Buffalo GO,
     Refunding, Series C, FGIC Insured, 5.25%, 12/01/15 ......................       1,225,000         1,285,968
     Series E, FSA Insured, Pre-Refunded, 5.35%, 12/01/12 ....................         880,000           937,464
Byram Hills Central School District GO, ETM, 4.00%, 11/15/10 .................       1,375,000         1,435,074
Canisteo Central School District GO, Refunding, FSA Insured, 4.25%,
  6/15/14 ....................................................................       1,080,000         1,126,786
Clarence Central School District GO, Refunding, FSA Insured, 4.75%,
  5/15/15 ....................................................................       2,390,000         2,519,466
Connetquot Central School District Islip GO, Series B, FSA Insured, 4.40%,
  6/15/16 ....................................................................       1,000,000         1,027,690
Dansville Central School District GO, Refunding, Series B, FGIC Insured,
     4.25%, 6/15/11 ..........................................................         930,000           965,470
     4.35%, 6/15/12 ..........................................................         870,000           905,861
     4.45%, 6/15/13 ..........................................................         995,000         1,033,546
Erie County GO,
     FGIC Insured, 4.70%, 11/01/12 ...........................................         700,000           712,376
     Public Improvement, Series A, FGIC Insured, 5.625%, 10/01/12. ...........       1,000,000         1,043,000
Fayetteville-Manlius Central School District GO, Refunding, FGIC Insured,
  4.50%, 6/15/15 .............................................................       1,095,000         1,144,647
Fredonia Central School District GO, Refunding, FGIC Insured, 4.125%,
  6/01/09 ....................................................................       1,000,000         1,025,060
Guilderland Central School District, Refunding, Series A, FSA Insured,
  4.00%, 5/15/10 .............................................................       1,260,000         1,304,251
Harborfields Central School District Greenlawn GO, FSA Insured, 5.00%,
  6/01/17 ....................................................................       2,105,000         2,267,253
Highland Central School District GO, Refunding, FSA Insured, 4.125%,
  6/15/16 ....................................................................       1,080,000         1,105,261
Holland Patent Central School District GO, MBIA Insured, ETM, 4.25%,
     6/15/09 .................................................................       1,125,000         1,155,791
     6/15/10 .................................................................       1,125,000         1,174,478
Huntington GO, Public Improvement, 4.20%, 9/01/13 ............................       1,230,000         1,263,764
Islip Union Free School District No. 002 GO, Refunding, FGIC Insured,
  5.00%, 7/01/18. ............................................................       2,215,000         2,348,697
Long Island Power Authority Electric System Revenue,
     General, Refunding, Series A, FGIC Insured, 5.00%, 12/01/19 .............       8,000,000         8,253,680
     MBIA Insured, Pre-Refunded, 5.125%, 4/01/11 .............................       1,410,000         1,424,100
     Refunding, Series 8, AMBAC Insured, 5.25%, 4/01/09 ......................       2,000,000         2,053,680
Madison County IDA Civic Facility Revenue, Morrisville State College
  Foundation, Series A, CIFG Insured, 5.00%, 6/01/15 .........................       1,000,000         1,083,700
Middle Country Central School District Centereach GO, FSA Insured, 4.75%,
  6/01/17 ....................................................................       1,650,000         1,703,972
Monroe County GO, Public Improvement, FGIC Insured, 4.30%, 3/01/13. ..........       3,015,000         3,092,395
Montgomery Otsego Schoharie Counties Solid Waste Management Authority
  Revenue, Refunding, MBIA Insured, 4.00%, 1/01/13 ...........................       1,920,000         1,994,765

                             46 | Semiannual Report

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                      PRINCIPAL AMOUNT      VALUE
                                                                              ----------------  -------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
MTA Transit Facilities Revenue,
     Series A, Pre-Refunded, 6.00%, 7/01/15 ................................  $     1,500,000   $   1,573,710
     Series C, FSA Insured, Pre-Refunded, 4.75%, 7/01/16 ...................        1,370,000       1,479,573
     Series C, FSA Insured, Pre-Refunded, 4.75%, 7/01/16 ...................          545,000         583,711
Nassau County GO, Refunding, Series A, FGIC Insured, 6.00%, 7/01/11 ........        1,000,000       1,095,280
Nassau County Interim Finance Authority Revenue, Sales Tax Secured,
   Refunding, Series H, AMBAC Insured, 5.25%, 11/15/17 .....................        1,500,000       1,636,200
Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed,
   FSA Insured, Pre-Refunded, 6.00%, 8/01/10 ...............................        1,000,000       1,071,880
New York Bridge Authority Revenue, General, 4.125%, 1/01/13 ................        4,000,000       4,152,360
New York City GO,
     Refunding, Series F, 5.25%, 8/01/13 ...................................        1,095,000       1,158,466
     Refunding, Series G, XLCA Insured, 5.50%, 8/01/12 .....................        2,000,000       2,172,640
     Series D, 4.30%, 10/15/16 .............................................        3,000,000       3,054,690
     Series E, 5.00%, 8/01/19 ..............................................        3,000,000       3,152,730
     Series H, 4.125%, 8/01/11 .............................................        1,560,000       1,613,134
New York City Health and Hospital Corp. Revenue, Health System,
     Refunding, Series A, AMBAC Insured, 4.60%, 2/15/12 ....................        1,000,000       1,022,780
     Series A, FSA Insured, 4.15%, 2/15/12 .................................          750,000         782,363
     Series A, FSA Insured, 4.30%, 2/15/13 .................................        1,000,000       1,043,380
New York City IDA Civic Facility Revenue, Institute of International
   Education Inc. Project, 5.125%, 9/01/16 .................................        2,320,000       2,418,159
New York City Transitional Finance Authority Revenue, Future Tax Secured,
     Series A, 4.75%, 11/15/13 .............................................        1,000,000       1,028,270
     Series B, 4.75%, 11/01/16 .............................................        2,200,000       2,248,796
     Series B, Pre-Refunded, 6.00%, 11/15/13 ...............................        1,000,000       1,087,910
New York Convention Center Development Corp. Revenue, Hotel Unit Fee
   Secured, AMBAC Insured, 5.00%, 11/15/20 .................................        5,775,000       6,077,090
New York State Appropriated Tobacco Corp. Revenue, Asset-Backed, Series
   A-1, AMBAC Insured, 5.25%, 6/01/21 ......................................        4,200,000       4,325,832
New York State Dormitory Authority Lease Revenue,
     Delaware Chenango Madison Otsego Board of Cooperative Education
        Services, XLCA Insured, 5.00%, 8/15/21 .............................        5,340,000       5,533,682
     State University Dormitory Facilities, Series A, Pre-Refunded, 5.50%,
        7/01/12 ............................................................        1,815,000       1,961,017
New York State Dormitory Authority Revenue,
     Mount St. Mary College, Radian Insured, 4.00%, 7/01/12 ................        2,080,000       2,108,288
     Teachers College, MBIA Insured, 4.00%, 7/01/12 ........................        1,000,000       1,040,750
New York State Dormitory Authority Revenues,
     City University, Refunding, Series F, FGIC Insured, 5.75%, 7/01/09 ....        1,000,000       1,022,760
     Department of Health, Refunding, Series 2, 5.00%, 7/01/19 .............        3,740,000       3,896,369
     Department of Health, Refunding, Sub Series 2, FGIC Insured, 5.00%,
        7/01/18 ............................................................        5,000,000       5,265,100
     Hospital, Insured, Mortgage, Series A, FSA Insured, 5.25%, 8/15/15 ....        5,000,000       5,510,300
     Hospital, Maimonides, MBIA Insured, 5.00%, 8/01/17 ....................        1,720,000       1,836,031
     Hospital, Maimonides, MBIA Insured, 5.00%, 8/01/19 ....................        1,895,000       1,991,266
     Mandatory Put 5/15/12, Refunding, Series B, 5.25%, 11/15/23 ...........        2,000,000       2,146,520
     Montefiore Hospital, FGIC Insured, 5.00%, 2/01/18 .....................        2,975,000       3,118,425
     New York State Department of Health, Refunding, 5.25%, 7/01/17 ........        5,000,000       5,347,750

                             Semiannual Report | 47

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                      PRINCIPAL AMOUNT         VALUE
                                                                              ----------------   ---------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York State Dormitory Authority Revenues, (continued)
     Non-State Supported Debt, Bishop Henry B. Hucles Nursing, 5.00%,
        7/01/24 ............................................................  $      4,765,000   $   4,733,217
     Non-State Supported Debt, Columbia University, Series C, 5.00%,
        7/01/24 ............................................................         4,135,000       4,296,017
     Non-State Supported Debt, Mount Sinai School Medical New York
        University, Refunding, MBIA Insured, 5.00%, 7/01/19 ................         2,500,000       2,616,625
     Non-State Supported Debt, Mount Sinai School Medical New York
        University, Refunding, MBIA Insured, 5.00%, 7/01/20 ................         3,670,000       3,810,084
     Non-State Supported Debt, New York University, Series A, AMBAC
        Insured, 5.00%, 7/01/23 ............................................         2,000,000       2,080,960
     Non-State Supported Debt, North Shore L.I. Jewish Obligation Group,
        Series A, 5.00%, 5/01/23 ...........................................         4,990,000       5,018,742
     Office of General Services, MBIA Insured, Pre-Refunded, 5.00%,
        4/01/18 ............................................................         2,000,000       2,085,480
     Secured Hospital, Catskill Regional, Refunding, FGIC Insured, 5.25%,
        2/15/18 ............................................................         2,300,000       2,466,750
     St. John's University, Series A, MBIA Insured, 5.00%, 7/01/14                     750,000         796,350
     State Supported Debt, Lease, State University Dormitory Facilities,
        Series A, MBIA Insured, 5.00%, 7/01/21 .............................         1,980,000       2,072,426
     State Supported Debt, Lease, State University Dormitory Facilities,
        Series A, MBIA Insured, 5.00%, 7/01/22 .............................         1,730,000       1,798,577
     State Supported Debt, Lease, State University Dormitory Facilities,
        Series B, MBIA Insured, 5.00%, 7/01/17 .............................         2,875,000       3,102,872
     State University Educational Facilities, 3rd General, Refunding,
        Series A, FGIC Insured, 5.50%, 5/15/21 .............................         7,000,000       7,651,070
     University of Rochester, Series A, Pre-Refunded, 5.25%, 7/01/21 .......           500,000         558,775
New York State Dormitory Authority State Personal Income Tax Revenue,
     Education, Series D, 5.00%, 3/15/14 ...................................         1,000,000       1,098,510
New York State Energy Research and Development Authority PCR, New York
     State Electric and Gas, MBIA Insured, 4.10%, 3/15/15. .................         2,000,000       2,030,660
     Series B, MBIA Insured, 4.00%, 10/15/15 ...............................         5,000,000       5,062,450
     Series D, MBIA Insured, 4.10%, 12/01/15 ...............................         2,000,000       2,031,180
New York State Environmental Facilities Corp. State Clean Water and

     Drinking Revenue, Revolving Funds, Series B, 5.80%, 1/15/16 ...........         1,010,000       1,057,763
     Pre-Refunded, 5.80%, 1/15/16 ..........................................         1,490,000       1,577,240
New York State GO, Series A, FGIC Insured, 4.00%, 3/01/24 ..................         5,000,000       4,601,900
New York State Thruway Authority General Revenue, Series F, AMBAC Insured,
     5.00%, 1/01/22 ........................................................         6,535,000       6,761,242
New York State Thruway Authority Highway and Bridge Trust Fund Revenue,
     General, Second, Refunding, Series B, AMBAC Insured, 5.00%, 4/01/21 ...         5,000,000       5,258,200
     General, Second, Series B, 5.00%, 4/01/18 .............................         5,000,000       5,445,350
     Series A, FSA Insured, 5.25%, 4/01/12 .................................         1,620,000       1,765,168
     Series C, FGIC Insured, Pre-Refunded, 5.25%, 4/01/14 ..................         2,000,000       2,020,000
New York State Urban Development Corp. Revenue,
     Correctional Capital Facilities, Refunding, MBIA Insured, 5.00%,
        1/01/09 ............................................................         1,525,000       1,550,056
     Correctional Facilities Service Contract, Series C, AMBAC Insured,
        Pre-Refunded, 6.00%, 1/01/15 .......................................         1,000,000       1,041,900

                             48 | Semiannual Report

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                      PRINCIPAL AMOUNT       VALUE
                                                                              ----------------   -------------
LONG TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York State Urban Development Corp. Revenue, (continued)
     State Personal Income Tax, Series A-1, 5.00%, 12/15/22 ................. $    3,000,000     $   3,147,930
     State Personal Income Tax, Series C-1 Empire State, 4.125%, 12/15/16 ...      1,490,000         1,533,791
     State Personal Income Tax, Series C-1 Empire State, 4.25%, 12/15/17 ....      1,955,000         2,007,687
North Hempstead GO, FGIC Insured, Pre-Refunded, 6.00%, 7/15/14 ..............      1,715,000         1,819,735
Olean City School District GO, Refunding, FGIC Insured, 4.375%, 6/15/17 .....      1,335,000         1,348,964
Rochester GO,
     MBIA Insured, ETM, 4.125%, 2/15/10 .....................................        520,000           538,294
     Refunding, MBIA Insured, 4.125%, 2/15/10 ...............................        490,000           506,239
Sales Tax Asset Receivable Corp. Revenue, Series A, MBIA Insured, 5.25%,
   10/15/18 .................................................................      5,000,000         5,421,900
Saratoga Springs City School District GO, Series A, FSA Insured, 4.50%,
   6/15/15 ..................................................................      1,025,000         1,070,295
Schenectady Metroplex Development Authority Revenue, FGIC Insured, 4.50%,
   9/15/21 ..................................................................      1,720,000         1,725,728
Suffolk County Judicial Facilities Agency Service Agreement Revenue, John
   P. Cohalan Complex, AMBAC Insured,
     5.25%, 10/15/14 ........................................................      1,435,000         1,490,793
     5.00%, 4/15/16 .........................................................      1,000,000         1,030,610
Suffolk County Water Authority Waterworks Revenue, sub. lien, Refunding,
   MBIA Insured, 5.10%, 6/01/13 .............................................      2,000,000         2,187,340
Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Series A-1,
   5.50%, 6/01/19 ...........................................................      5,000,000         5,220,650
Upper Mohawk Valley Regional Water Finance Authority Water System Revenue,
   AMBAC Insured, 5.75%, 4/01/20 ............................................        165,000           174,649
     Pre-Refunded, 5.75%, 4/01/20 ...........................................        835,000           900,698
Western Nassau County Water Authority Water System Revenue, AMBAC Insured,
   5.00%, 5/01/19 ...........................................................      1,525,000         1,615,250
Yonkers GO, Series A, AMBAC Insured, 5.00%, 12/15/14 ........................      1,795,000         1,902,700
Yorktown Central School District GO, MBIA Insured, 4.625%, 6/15/18 ..........      1,890,000         1,946,870
                                                                                                 -------------
                                                                                                   264,045,537
                                                                                                 -------------
U.S. TERRITORIES 11.4%
PUERTO RICO 9.7%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Senior
   Lien, Series A, Assured Guaranty, 5.00%, 7/01/16 .........................      5,190,000         5,558,646
Puerto Rico Commonwealth GO, Public Improvement, Assured Guaranty Insured,
   5.25%, 7/01/18 ...........................................................      1,820,000         1,957,228
Puerto Rico Commonwealth Highway and Transportation Authority
   Transportation Revenue, Refunding, Series N, Assured Guaranty,
   5.50%, 7/01/21 ...........................................................      4,000,000         4,345,520
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax
   Revenue, Refunding, Series C, BHAC Insured, 5.50%, 7/01/20 ...............     11,550,000        12,593,196
Puerto Rico Industrial Tourist Educational Medical and Environmental
   Control Facilities Financing Authority Revenue, Ana G. Mendez University
   System Project, 5.00%,
     3/01/16 ................................................................      2,605,000         2,685,546
     3/01/21 ................................................................      2,555,000         2,479,219
                                                                                                 -------------
                                                                                                    29,619,355
                                                                                                 -------------
VIRGIN ISLANDS 1.7%
Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11 ......      3,000,000         3,054,990
Virgin Islands Water and Power Authority Electric System Revenue,
  Refunding, 5.125%, 7/01/13 ................................................      1,775,000         1,788,880

                             Semiannual Report | 49

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                      PRINCIPAL AMOUNT       VALUE
                                                                              ----------------   -------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    VIRGIN ISLANDS (CONTINUED)
    Virgin Islands Water and Power Authority Water System Revenue,
      Refunding, 5.00%, 7/01/09 .............................................. $      400,000     $     410,176
                                                                                                  -------------
                                                                                                      5,254,046
                                                                                                  -------------
    TOTAL U.S. TERRITORIES ...................................................                       34,873,401
                                                                                                  -------------
    TOTAL LONG TERM INVESTMENTS (COST $295,067,554) ..........................                      298,918,938
                                                                                                  -------------
    SHORT TERM INVESTMENTS 0.7%
    MUNICIPAL BONDS 0.7%
    NEW YORK 0.7%
(a)  MTA Dedicated Tax Fund Revenue, Refunding, Series A-1, XLCA Insured,
    Weekly VRDN and Put, 10.00%, 11/01/31 ....................................      1,300,000         1,300,000
(a)  New York City IDA Civic Facility Revenue, Ethical Culture School
    Project, Series A, XLCA Insured, Weekly VRDN and Put, 6.50%, 6/01/35 .....        300,000           300,000
(a)  New York City Trust for Cultural Resources Revenue, Manhattan School
    of Music, Radian Insured, Weekly VRDN and Put, 7.00%, 10/01/29 ...........        300,000           300,000
(a)  New York State Dormitory Authority Revenues, Non-State Supported Debt,
    Long Island University, Refunding, CIFG Insured, Daily VRDN and Put,
      8.50%, 9/01/36 .........................................................        200,000           200,000
                                                                                                  -------------
                                                                                                      2,100,000
                                                                                                  -------------
    U.S. TERRITORY 0.0%(b)
    PUERTO RICO 0.0%(b)
(a)  Puerto Rico Commonwealth Highway and Transportation Authority
    Transportation Revenue, Series A, AMBAC Insured, Weekly VRDN and Put,
      5.25%, 7/01/28 .........................................................        100,000           100,000
                                                                                                  -------------
    TOTAL SHORT TERM INVESTMENTS (COST $2,200,000) ...........................                        2,200,000
                                                                                                  -------------
    TOTAL INVESTMENTS (COST $297,267,554) 98.4% ..............................                      301,118,938
    OTHER ASSETS, LESS LIABILITIES 1.6% ......................................                        5,050,082
                                                                                                  -------------
    NET ASSETS 100.0% ........................................................                    $ 306,169,020
                                                                                                    =============

See Selected Portfolio Abbreviations on page 58.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

(b)   Rounds to less than 0.1% of net assets.

           50 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND

                                        SIX MONTHS ENDED                                                 PERIOD ENDED
                                         MARCH 31, 2008           YEAR ENDED SEPTEMBER 30,                DECEMBER 31,
                                        ----------------   --------------------------------------   -----------------------
                                          (UNAUDITED)         2007          2006          2005        2004(F)      2003(G)
                                        ----------------   ----------    ----------    ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout
  the period)
Net asset value, beginning of period .. $           9.88   $     9.90    $     9.92    $    10.02   $    10.06   $    10.00
                                        ----------------   ----------    ----------    ----------   ----------   ----------
Income from investment operations (a):
   Net investment income(b) ...........             0.15         0.31          0.25          0.18         0.10         0.04
   Net realized and unrealized gains
    (losses) ..........................             0.06           --(e)      (0.02)        (0.11)       (0.03)        0.05
                                        ----------------   ----------    ----------    ----------   ----------   ----------
Total from investment operations ......             0.21         0.31          0.23          0.07         0.07         0.09
                                        ----------------   ----------    ----------    ----------   ----------   ----------
Less distributions from net investment
   income .............................            (0.16)       (0.33)        (0.25)        (0.17)       (0.11)       (0.03)
                                        ----------------   ----------    ----------    ----------   ----------   ----------
Redemption fees .......................               --           --            --(e)         --           --           --
                                        ----------------   ----------    ----------    ----------   ----------   ----------
Net asset value, end of period ........ $           9.93   $     9.88    $     9.90    $     9.92   $    10.02   $    10.06
                                        ================   ==========    ==========    ==========   ==========   ==========

Total return(c) .......................             2.11%        3.15%         2.34%         0.70%        0.68%        0.94%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses before waiver and payments
   by affiliates ......................             1.25%        1.40%         1.31%         1.23%        1.57%        2.22%
Expenses net of waiver and payments
   by affiliates ......................             0.50%        0.50%         0.50%         0.50%        0.50%        0.50%
Net investment income .................             3.07%        3.16%         2.57%         1.82%        1.33%        1.18%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ..... $         14,817   $    8,132    $    9,219    $    9,322   $    9,816   $    5,773
Portfolio turnover rate ...............            23.00%        9.12%        69.02%        14.22%        8.21%          --

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d) Ratios are annualized for periods less than one year.

(e) Amount rounds to less than $0.01 per share.

(f) For the period January 1, 2004 to September 30, 2004.

(g) For the period September 2, 2003 (commencement of operations) to December 31, 2003.

        Semiannual Report | The accompanying notes are an integral part
                      of these financial statements. | 51

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (UNAUDITED)

FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND                               PRINCIPAL AMOUNT         VALUE
                                                                                 -----------------      ------------
LONG TERM INVESTMENTS 46.6%
MUNICIPAL BONDS 46.6%
NEW YORK 41.0%
Albany IDA Civic Facility Revenue, St. Peter's Hospital Project, Series A,
  4.75%, 11/15/09 ...........................................................    $         295,000      $    298,695
Amherst IDA Civic Facility Revenue, Mandatory Put 10/01/11, Refunding,
  Series A, Radian Insured, 4.20%, 10/01/31 .................................              510,000           520,475
Hempstead Town IDA Civic Facility Revenue, Adelphi University Civic
  Facility, 3.75%, 10/01/09 .................................................              315,000           320,972
Long Island Power Authority Electric System Revenue, General, Series A, FSA
  Insured, Pre-Refunded, 5.00%, 12/01/18 ....................................              250,000           253,828
New York City IDA Civic Facility Revenue, USTA National Tennis Center Inc.
  Project, Refunding, FSA Insured, 5.00%, 11/15/09 ..........................              600,000           625,548
New York Local Government Assistance Corp. Revenue, Senior Lien, Refunding,
  Series A, 5.00%, 4/01/11 ..................................................              300,000           320,523
New York State Dormitory Authority Revenues,
     Kateri Residence, Refunding, 4.00%, 7/01/10 ............................              230,000           234,747
     Non-State Supported Debt, Aids Long Term Health Care Facility,
       Refunding, 5.00%, 11/01/11. ..........................................              250,000           258,785
     Non-State Supported Debt, Manhattan College, Series B, Radian Insured,
       5.00%, 7/01/13 .......................................................              340,000           361,043
     Non-State Supported Debt, Rochester General Hospital, Refunding,
       Radian Insured, 5.00%, 12/01/15 ......................................              100,000           105,659
     The New York and Presbyterian Hospital, Mortgage, Refunding, Series A,
       FHA Insured, 5.00%, 8/15/09 ..........................................              250,000           259,368
     White Plains Hospital, Mortgage, FHA Insured, 3.55%, 2/15/10 ...........               70,000            70,141
New York State Environmental Facilities Corp. Special Obligation Revenue,
  Riverbank State Park, Refunding, CIFG Insured, 5.00%, 4/01/16 .............              200,000           219,010
Poughkeepsie Town GO, Public Improvement, Refunding, FSA Insured, 5.00%,
  4/15/15 ...................................................................              250,000           275,490
Rockland County Solid Waste Management Authority Revenue, Series A, AMBAC
  Insured, 4.50%, 12/15/08 ..................................................              400,000           406,260
Suffolk County IDA Civic Facility Revenue, Westhampton Free Associates
  Library, AMBAC Insured, 3.25%,
     6/15/09 ................................................................              150,000           151,407
     6/15/12 ................................................................              300,000           302,103
Warren and Washington Counties IDAR, Hudson Falls Recovery, Refunding,
  Series A, AMBAC Insured, 3.375%, 11/01/10 .................................              300,000           306,813
Western Nassau County Water Authority Water System Revenue, AMBAC Insured,
  3.00%, 5/01/09 ............................................................              215,000           216,430
Yonkers GO, Series A, 4.00%, 11/01/09 .......................................              565,000           571,887
                                                                                                        ------------
                                                                                                           6,079,184
                                                                                                        ------------
U.S. TERRITORIES 5.6%
GUAM 0.9%
Guam International Airport Authority Revenue, Series A, MBIA Insured,
  2.75%, 10/01/09 ...........................................................              125,000           124,819
                                                                                                        ------------

                             52 | Semiannual Report

Franklin New York Tax-Free Trust

FRANKLIN  NEW YORK LIMITED-TERM TAX-FREE INCOME FUND                          PRINCIPAL AMOUNT       VALUE
                                                                              ----------------   ------------
    LONG TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO 4.7%
    Puerto Rico Commonwealth GO, Public Improvement, Mandatory Put 7/01/08,
      Refunding, Series C, MBIA Insured, 5.00%, 7/01/28 ..................... $        295,000  $     296,439
    Puerto Rico Commonwealth Government Development Bank Revenue, senior
      notes, Series B, 5.00%, 12/01/08 ......................................          400,000        405,972
                                                                                                 ------------
                                                                                                      702,411
                                                                                                 ------------
    TOTAL U.S. TERRITORIES ..................................................                         827,230
                                                                                                 ------------
    TOTAL LONG TERM INVESTMENTS (COST $6,841,798) ...........................                       6,906,414
                                                                                                 ------------
    SHORT TERM INVESTMENTS 51.2%
    MUNICIPAL BONDS 51.2%
    NEW YORK 39.1%
    Albany IDA Civic Facility Revenue, St. Peter's Hospital Project, Series
      A, 4.50%, 11/15/08 ....................................................           70,000         70,285
(a) Broome County IDA Civic Facility Revenue,
        Elizabeth Church Manor, Refunding, Weekly VRDN and Put, 2.25%,
          2/01/29 ...........................................................          125,000        125,000
        James G. Johnston Memorial, Refunding, Weekly VRDN and Put, 2.25%,
          2/01/29 ...........................................................          100,000        100,000
(a) Long Island Power Authority Electric System Revenue, Sub Series 3B,
     Daily VRDN and Put, 0.98%, 5/01/33 .....................................          100,000        100,000
(a) Monroe County IDA Civic Facility Revenue, St. John Fisher College
     Project, Radian Insured, Weekly VRDN and Put, 3.75%, 6/01/34 ...........          100,000        100,000
(a) MTA Dedicated Tax Fund Revenue, Series D-1, AMBAC Insured, Weekly VRDN
     and Put, 2.57%, 11/01/34 ...............................................          295,000        295,000
(a) MTA Revenue, Sub Series A-3, XLCA Insured, Weekly VRDN and Put, 8.50%,
     11/01/34 ...............................................................          700,000        700,000
(a) Nassau County IDA Civic Facility Revenue, Cold Spring Harbor,
     Refunding and Improvement, Daily VRDN and Put, 1.15%, 1/01/34 ..........          400,000        400,000
(a) New York City GO, Series B, Sub Series B-5, MBIA Insured, Daily VRDN
     and Put, 1.75%, 8/15/22 ................................................          100,000        100,000
    New York City HDC Revenue, Capital Fund Program, New York City Housing
     Authority Program, Series A, FGIC Insured, 5.00%, 7/01/08 ..............          200,000        201,224
(a) New York City IDA Civic Facility Revenue, Ethical Culture School
     Project, Series A, XLCA Insured, Weekly VRDN and Put, 6.50%, 6/01/35 ...          200,000        200,000
(a) New York City Transitional Finance Authority Revenue, New York City
     Recovery, Series 1, Sub Series 1C, Daily VRDN and Put, 1.20%,
     11/01/22 ...............................................................          500,000        500,000
(a) New York City Trust for Cultural Resources Revenue, Manhattan School
     of Music, Radian Insured, Weekly VRDN and Put, 7.00%, 10/01/29 .........          500,000        500,000
(a) New York State Dormitory Authority Revenue, Cornell University, Series
     B, Daily VRDN and Put, 1.22%, 7/01/25 ..................................          100,000        100,000
(a) New York State Dormitory Authority Revenues, Non-State Supported Debt,
        Barnard College, Series B, FGIC Insured, Weekly VRDN and Put,
          10.00%, 7/01/37 ...................................................          500,000        500,000
        Long Island University, Refunding, CIFG Insured, Daily VRDN and
          Put, 8.50%, 9/01/36 ...............................................        1,000,000      1,000,000
(a) Triborough Bridge and Tunnel Authority Revenues,
        General, Refunding, Sub Series B-4, Weekly VRDN and Put, 2.05%,
          1/01/32 ...........................................................          300,000        300,000
        Refunding, Series C, AMBAC Insured, Weekly VRDN and Put, 5.25%,
          1/01/33 ...........................................................          500,000        500,000
                                                                                                 ------------
                                                                                                    5,791,509
                                                                                                 ------------

                             Semiannual Report | 53

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND                           PRINCIPAL AMOUNT         VALUE
                                                                              ----------------     ------------

   SHORT TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   U.S. TERRITORY 12.1%
   PUERTO RICO 12.1%

(a) Puerto Rico Commonwealth GO, Public Improvement, Refunding,
     Series A-4, FSA Insured, Daily VRDN and Put, 1.10%, 7/01/31 .........    $      1,100,000     $  1,100,000
     Series A-5, FGIC Insured, Weekly VRDN and Put, 8.00%, 7/01/32 .......             700,000          700,000
                                                                                                   ------------
                                                                                                      1,800,000
                                                                                                   ------------
  TOTAL SHORT TERM INVESTMENTS (COST $7,591,443) .........................                            7,591,509
                                                                                                   ------------
  TOTAL INVESTMENTS (COST $14,433,241) 97.8% .............................                           14,497,923
  OTHER ASSETS, LESS LIABILITIES 2.2% ....................................                              319,076
                                                                                                   ------------
  NET ASSETS 100.0% ......................................................                         $ 14,816,999
                                                                                                   ============

See Selected Portfolio Abbreviations on page 58.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

           54 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

                                                 SIX MONTHS ENDED                                              YEAR ENDED
                                                  MARCH 31, 2008          YEAR ENDED SEPTEMBER 30,             DECEMBER 31,
                                                 ----------------   ----------------------------------    ---------------------
                                                   (UNAUDITED)         2007         2006        2005        2004 (C)     2003
                                                 ----------------   -----------   ---------    -------    --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............  $       1.00     $      1.00   $    1.00   $   1.00    $   1.00     $   1.00
                                                   ------------     -----------   ---------   --------    --------     --------
Income from investment operations  -
   net investment income .......................          0.012           0.030       0.026      0.014       0.003        0.004

Less distributions from net investment
   income ......................................         (0.012)         (0.030)     (0.026)    (0.014)     (0.003)      (0.004)
                                                   ------------     -----------   ---------   --------    --------     --------
Net asset value, end of period .................   $       1.00     $      1.00   $    1.00   $   1.00    $   1.00     $   1.00
                                                   ============     ===========   =========   ========    ========     ========
Total return (a) ...............................           1.25%           3.02%       2.59%      1.42%       0.32%        0.45%

RATIOS TO AVERAGE NET ASSETS (b)

Expenses before waiver and payments
   by affiliates ...............................           0.80%           0.79%       0.79%      0.80%       0.76%        0.76%

Expenses net of waiver and payments
   by affiliates ...............................           0.64%           0.64%       0.64%      0.64%       0.62%        0.60%

Net investment income ..........................           2.45%           2.99%       2.56%      1.39%       0.42%        0.44%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $     71,964     $    64,648   $  60,786   $ 59,965    $ 72,147     $ 75,278

(a) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(b)   Ratios are annualized for periods less than one year.

(c)   For the period January 1, 2004 to September 30, 2004.

       Semiannual Report | The accompanying notes are an integral part of
                        these financial statements. | 55

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (UNAUDITED)

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                          PRINCIPAL AMOUNT         VALUE
                                                                                                 ----------------     ------------
    INVESTMENTS 99.5%
    MUNICIPAL BONDS 99.5%
    NEW YORK 93.4%
(a) Albany IDA Civic Facilities Revenue, Albany Medical Center Hospital Project, Series A,
     Weekly VRDN and Put, 2.15%, 5/01/27 .....................................................   $     1,000,000      $  1,000,000
(a) Jay Street Development Corp. Courts Facility Lease Revenue, New York City Jay Street
     Project,
          Series A, Daily VRDN and Put, 1.25%, 5/01/22 .......................................         1,900,000         1,900,000
          Series A-4, Daily VRDN and Put, 1.25%, 5/01/22 .....................................         1,095,000         1,095,000
    Kenmore-Tonawanda Union Free School District GO, Refunding, Assured Guaranty, 2.875%,
     2/15/09 .................................................................................           689,000           695,687
    Long Island Power Authority Electric System Revenue,
          General, Series A, Pre-Refunded, 5.75%, 12/01/24 ...................................         1,140,000         1,170,662
      (a) Sub Series 3B, Daily VRDN and Put, 0.98%, 5/01/33 ..................................         3,200,000         3,200,000
(a) Monroe County IDA Civic Facility Revenue, St. John Fisher College Project, Radian
     Insured, Weekly VRDN and Put, 3.75%, 6/01/34 ............................................         1,710,000         1,710,000
(a) MTA Revenue, Transportation, Sub Series G-2, Daily VRDN and Put, 1.25%, 11/01/26 .........         3,200,000         3,200,000
    MTA Transportation Facilities Revenue, TECP, 3.05%, 8/12/08 ..............................         2,000,000         2,000,000
    Nassau County Interim Finance Authority Revenue, Sales Tax Secured, Refunding,
          Series A, AMBAC Insured, 4.00%, 11/15/08 ...........................................         1,255,000         1,260,021
      (a) Series B, FSA Insured, Weekly VRDN and Put, 2.15%, 11/15/22 ........................         1,800,000         1,800,000
(a) New York City GO,
          Refunding, Sub Series C-4, Weekly VRDN and Put, 2.00%, 8/01/20 .....................         1,000,000         1,000,000
          Series E, Sub Series E-2, Daily VRDN and Put, 1.00%, 8/01/34 .......................           200,000           200,000
          Sub Series E-3, Daily VRDN and Put, 1.25%, 8/01/23 .................................           500,000           500,000
          Sub Series H-4, Daily VRDN and Put, 1.25%, 3/01/34 .................................         1,050,000         1,050,000
(a) New York City HDC,
          MF Rental Housing Revenue, Carnegie Park, Series A, FNMA Insured, Weekly VRDN and
             Put, 2.05%, 11/15/19 ............................................................         2,950,000         2,950,000
          MF Rental Housing Revenue, One Columbus Place Development, Series A, FNMA Insured,
             Weekly VRDN and Put, 2.17%, 11/15/28 ............................................         1,000,000         1,000,000
          MF Revenue, Mortgage, Marseilles Apartments, Series A, Weekly VRDN and Put, 1.99%,
             12/01/34 ........................................................................         2,575,000         2,575,000
(a) New York City IDA Civic Facility Revenue, American Civil Project, Refunding and
    Improvement, Daily VRDN and Put, 1.20%, 6/01/35 ..........................................           600,000           600,000
(a) New York City IDAR, Liberty, One Bryant Park LLC, Series A, Weekly VRDN and Put, 2.10%,
     11/01/39 ................................................................................         3,000,000         3,000,000
(a) New York City Municipal Water Finance Authority Water and Sewer System Revenue,
          Fiscal 2003, Refunding, Sub Series C-3, Daily VRDN and Put, 1.25%, 6/15/18 .........         1,200,000         1,200,000
          Second General Resolution, Fiscal 2008, Refunding, Series BB, Daily VRDN and Put,
          1.25%, 6/15/36 .....................................................................           500,000           500,000
          Second General Resolution, Refunding, Series CC-1, Daily VRDN and Put, 1.00%,
             6/15/38 .........................................................................           700,000           700,000
(a) New York City Transitional Finance Authority Revenue,
          Future Tax Secured, Refunding, Sub Series C2, Daily VRDN and Put, 1.22%, 8/01/31 ...           400,000           400,000
          Future Tax Secured, Series C, Daily VRDN and Put, 1.20%, 5/01/28 ...................         1,100,000         1,100,000
          New York City Recovery, Series 1, Sub Series 1C, Daily VRDN and Put, 1.20%,
             11/01/22.........................................................................           750,000           750,000
          New York City Recovery, Series 1, Sub Series 1D, Daily VRDN and Put, 1.22%,
             11/01/22.........................................................................           500,000           500,000
(a) New York City Trust for Cultural Resources Revenue,
          Alvin Ailey Dance Foundation, Weekly VRDN and Put, 1.99%, 7/01/33 ..................         2,400,000         2,400,000
          Guggenheim Project, Series B, Weekly VRDN and Put, 2.05%, 12/01/15 .................         1,295,000         1,295,000
          Manhattan School of Music, Radian Insured, Weekly VRDN and Put, 7.00%, 10/01/29 ....           550,000           550,000
          Refunding, American Museum Natural History, Series A, MBIA Insured, Weekly VRDN
            and Put, 2.75%, 4/01/21 ..........................................................           500,000           500,000

56 | Semiannual Report

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                            PRINCIPAL AMOUNT       VALUE
                                                                                                   ----------------   --------------
    INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
(a) New York State Dormitory Authority Revenues,
        Cornell University, Series A, Weekly VRDN and Put, 1.70%, 7/01/29 ......................   $     1,800,000    $    1,800,000
        Cornell University, Series B, Weekly VRDN and Put, 1.70%, 7/01/30 ......................           200,000           200,000
        Mental Health Facilities Improvement, Refunding, Series F-2B, FSA Insured, Weekly
          VRDN and Put, 1.90%, 2/15/21..........................................................         1,000,000         1,000,000
        Mental Health Services, Sub Series D-2B, FSA Insured, Weekly VRDN and Put, 1.90%,
          2/15/31 ..............................................................................         2,000,000         2,000,000
        New York Public Library, Series B, MBIA Insured, Weekly VRDN and Put, 3.25%, 7/01/28 ...         2,100,000         2,100,000
        Non-State Supported Debt, Court Facilities Lease, Series B, Weekly VRDN and Put, 1.90%,
          5/15/39 ..............................................................................         3,000,000         3,000,000
        Non-State Supported Debt, University of Rochester, Refunding, Series A-1, MBIA Insured,
          Weekly VRDN and Put, 2.75%, 7/01/27 ..................................................         1,000,000         1,000,000
        Oxford University Press Inc., Weekly VRDN and Put, 1.70%, 7/01/25 ......................           700,000           700,000
(a) New York State Energy Research and Development Authority PCR, Orange and Rockland Project,
        Series A, AMBAC Insured, Weekly VRDN and Put, 3.25%, 8/01/15 ...........................         1,350,000         1,350,000
    New York State GO, Mandatory Put 7/02/08, Refunding, Series B, 2.80%, 3/15/30 ..............         1,350,000         1,350,000
(a) New York State HFA Service Contract Revenue, Refunding, Series C, Weekly VRDN and Put,
        1.92%, 3/15/26 .........................................................................           800,000           800,000
(a) New York State HFAR,
        350 West 43rd Street, Series A, Weekly VRDN and Put, 2.19%, 11/01/34 ...................         2,000,000         2,000,000
        FNMA Insured, Weekly VRDN and Put, 2.15%, 11/15/29 .....................................           500,000           500,000
(a) New York State Local Government Assistance Corp. Revenue,
        Series F, Weekly VRDN and Put, 2.00%, 4/01/25 ..........................................           800,000           800,000
        Series G, Weekly VRDN and Put, 1.98%, 4/01/25 ..........................................         2,600,000         2,600,000
    New York State Power Authority Revenue, TECP, 2.65%, 7/06/08 ...............................         3,000,000         3,000,000
(a) Triborough Bridge and Tunnel Authority Revenues, Refunding, Series F, Weekly VRDN and Put,
        1.98%, 11/01/32 ........................................................................         1,200,000         1,200,000
                                                                                                                      --------------
                                                                                                                          67,201,370
                                                                                                                      --------------
    U.S. TERRITORY 6.1%
    PUERTO RICO 6.1%
    Puerto Rico Commonwealth GO, Public Improvement, Mandatory Put 7/01/08, Refunding,
        Series C, MBIA Insured, 5.00%, 7/01/28 .................................................         1,735,000         1,741,897
(a) Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
        Weekly VRDN and Put, 6.25%, 12/01/15 ...................................................           800,000           800,000
(a) Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
        Series A, AMBAC Insured, Weekly VRDN and Put, 5.25%, 7/01/28 ...........................         1,850,000         1,850,000
                                                                                                                      --------------
                                                                                                                           4,391,897
                                                                                                                      --------------
   TOTAL INVESTMENTS (COST $71,593,267) 99.5% ..................................................                          71,593,267

   OTHER ASSETS, LESS LIABILITIES 0.5% .........................................................                             371,157
                                                                                                                      --------------
   NET ASSETS 100.0% ...........................................................................                      $   71,964,424
                                                                                                                      ==============

See Selected Portfolio Abbreviations on page 58.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

        Semiannual Report | The accompanying notes are an integral part
                      of these financial statements. | 57

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

AMBAC     -   American Municipal Bond Assurance Corp.
BHAC      -   Berkshire Hathaway Housing Assurance Corp.
CIFG      -   CDC IXIS Financial Guaranty
COP       -   Certificate of Participation
ETM       -   Escrow to Maturity
FGIC      -   Financial Guaranty Insurance Co.
FHA       -   Federal Housing Authority/Agency
FNMA      -   Federal National Mortgage Association
FSA       -   Financial Security Assurance Inc.
GNMA      -   Government National Mortgage Association
GO        -   General Obligation
HDC       -   Housing Development Corp.
HFA       -   Housing Finance Authority/Agency
HFAR      -   Housing Finance Authority Revenue
IDA       -   Industrial Development Authority/Agency
IDAR      -   Industrial Development Authority Revenue
MBIA      -   Municipal Bond Investors Assurance Corp.
MF        -   Multi-Family
MTA       -   Metropolitan Transit Authority
PCR       -   Pollution Control Revenue
PFAR      -   Public Financing Authority Revenue
TECP      -   Tax-Exempt Commercial Paper
XLCA      -   XL Capital Assurance

            58| The accompanying notes are an integral part of these
                   financial statements. | Semiannual Report

Franklin New York Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2008 (unaudited)

                                                                                             FRANKLIN
                                                        FRANKLIN       FRANKLIN NEW YORK     NEW YORK       FRANKLIN
                                                        NEW YORK       INTERMEDIATE-TERM  LIMITED-TERMS     NEW YORK
                                                    INSURED TAX-FREE       TAX-FREE          TAX-FREE      TAX-EXEMPT
                                                      INCOME FUND        INCOME FUND       INCOME FUND     MONEY FUND
                                                    ----------------  ------------------  -------------  -------------
Assets:
   Investments in securities:
     Cost ........................................  $  564,647,101    $    297,267,554    $ 14,433,241   $  71,593,267
                                                    ==============    ================    ============   =============
     Value .......................................  $  557,820,895    $    301,118,938    $ 14,497,923   $  71,593,267
   Cash ..........................................          48,369           1,719,371         108,164         335,161
   Receivables:
     Capital shares sold .........................       1,655,096             759,952         100,000         129,306
     Interest ....................................       7,973,190           3,995,241         135,326         255,646
                                                    --------------    ----------------    ------------   -------------
        Total assets .............................     567,497,550         307,593,502      14,841,413      72,313,380
                                                    --------------    ----------------    ------------   -------------
Liabilities:
   Payables:
     Capital shares redeemed .....................       1,826,590             889,416             694         297,236
     Affiliates ..................................         384,415             200,275           3,129          30,744
     Distributions to shareholders ...............         470,816             322,418           9,809           3,675
     Professional fees ...........................          12,999              11,339          10,336           9,260
   Accrued expenses and other liabilities ........           6,424               1,034             446           8,041
                                                    --------------    ----------------    ------------   -------------
        Total liabilities ........................       2,701,244           1,424,482          24,414         348,956
                                                    --------------    ----------------    ------------   -------------
          Net assets, at value ...................  $  564,796,306    $    306,169,020    $ 14,816,999   $  71,964,424
                                                    ==============    ================    ============   =============
Net assets consist of:
   Paid-in capital ...............................  $  578,733,695    $    304,849,811    $ 14,856,548   $  71,982,406
   Undistributed net investment income
   (distributions in excess of net investment
      income) ....................................         253,416             (88,628)          8,899              --

   Net unrealized appreciation (depreciation) ....      (6,826,206)          3,851,384          64,682              --
   Accumulated net realized gain (loss) ..........      (7,364,599)         (2,443,547)       (113,130)        (17,982)
                                                    --------------    ----------------    ------------   -------------
          Net assets, at value ...................  $  564,796,306    $    306,169,020    $ 14,816,999   $  71,964,424
                                                    ==============    ================    ============   =============
CLASS A:
   Net assets, at value .........................   $  505,909,395    $    293,092,824    $ 14,816,999   $  71,964,424
                                                    ==============    ================    ============   =============
   Shares outstanding ............................      46,141,516          27,248,983       1,491,558      71,982,406
                                                    ==============    ================    ============   =============
   Net asset value per share (a) .................  $        10.96    $          10.76    $       9.93   $        1.00
                                                    ==============    ================    ============   =============
   Maximum offering price per share (net asset
     value per share / 95.75%, 97.75%, 97.75%
     and 100%, respectively) .....................  $        11.45    $          11.01    $      10.16   $        1.00
                                                    ==============    ================    ============   =============
CLASS C:
   Net assets, at value ..........................  $   58,886,911    $     13,076,196
                                                    ==============    ================
   Shares outstanding ............................       5,284,982           1,213,778
                                                    ==============    ================
   Net asset value and maximum offering price
      per share (a) ..............................  $        11.14    $          10.77
                                                    ==============    ================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

       Semiannual Report | The accompanying notes are an integral part of
                        these financial statements. | 59

Franklin New York Tax-Free Trust

STATEMENTS OF OPERATIONS
for the six months ended March 31, 2008 (unaudited)

                                                                                                   FRANKLIN
                                                              FRANKLIN       FRANKLIN NEW YORK     NEW YORK         FRANKLIN
                                                              NEW YORK       INTERMEDIATE-TERM    LIMITED-TERM      NEW YORK
                                                          INSURED TAX-FREE       TAX-FREE          TAX-FREE        TAX-EXEMPT
                                                             INCOME FUND        INCOME FUND       INCOME FUND      MONEY FUND
                                                          ----------------  ------------------  ---------------  -------------
Investment income:
   Interest ............................................  $     14,137,087  $       6,337,954   $     198,163    $   1,027,204
                                                          ----------------  -----------------   ---------------  -------------
Expenses:
   Management fees (Note 3a) ...........................         1,443,576            787,248          27,657          207,200
   Administrative fees (Note 3b) .......................                --                 --          11,063               --
   Distribution fees: (Note 3c)
     Class A ...........................................           267,064            136,666           8,192               --
     Class C ...........................................           187,506             37,640              --               --
   Transfer agent fees (Note 3e) .......................            97,202             69,421           2,589           29,792
   Custodian fees ......................................             4,158              2,115              65              465
   Reports to shareholders .............................            22,217             14,755             533            3,949
   Registration and filing fees ........................            11,235              7,317           3,776            5,587
   Professional fees ...................................            13,752             11,847           9,924            9,382
   Trustees' fees and expenses .........................            11,089              5,398             274            1,492
   Other ...............................................            20,587             17,514           5,181            6,972
                                                          ----------------  -----------------   -------------    -------------
        Total expenses .................................         2,078,386          1,089,921          69,254          264,839
        Expenses waived/paid by affiliates (Note 3f) ...                --                 --         (41,596)         (50,787)
                                                          ----------------  -----------------   -------------    -------------
          Net expenses .................................         2,078,386          1,089,921          27,658          214,052
                                                          ----------------  -----------------   -------------    -------------
             Net investment income .....................        12,058,701          5,248,033         170,505          813,152
                                                          ----------------  -----------------   -------------    -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..........           (737,294)           194,205             411               --
   Net change in unrealized appreciation (depreciation)
     on investments ....................................       (20,637,351)        (1,414,801)         63,491               --
                                                          ----------------  -----------------   -------------     ------------
Net realized and unrealized gain (loss) ................       (21,374,645)        (1,220,596)         63,902               --
                                                          ----------------  -----------------   -------------    -------------
Net increase (decrease) in net assets resulting
   from operations .....................................  $     (9,315,944) $       4,027,437   $     234,407    $     813,152
                                                          ================  =================   =============    =============

           60 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin New York Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                         FRANKLIN NEW YORK                        FRANKLIN NEW YORK
                                                              INSURED                             INTERMEDIATE-TERM
                                                        TAX-FREE INCOME FUND                    TAX-FREE INCOME FUND
                                               --------------------------------------  --------------------------------------
                                               SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                MARCH 31, 2008         YEAR ENDED        MARCH 31, 2008       YEAR ENDED
                                                  (UNAUDITED)      SEPTEMBER 30, 2007     (UNAUDITED)     SEPTEMBER 30, 2007
                                               -----------------  -------------------  -----------------  -------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ..................  $      12,058,701  $       17,944,708   $      5,248,033   $         9,157,937
     Net realized gain (loss) from
        investments .........................           (737,294)         (3,678,147)           194,205            (1,076,950)
     Net change in unrealized appreciation
        (depreciation) on investments .......        (20,637,351)         (4,675,613)        (1,414,801)           (1,865,418)
                                               -----------------  ------------------   ----------------   -------------------
          Net increase (decrease) in net
            assets resulting from
            operations ......................         (9,315,944)          9,590,948          4,027,437             6,215,569
                                               -----------------  ------------------   ----------------   -------------------
   Distributions to shareholders from:
     Net investment income:
        Class A .............................        (10,870,798)        (16,099,367)        (5,232,112)           (8,908,346)
        Class C .............................           (992,508)         (1,650,631)          (181,293)             (363,852)
                                               -----------------  ------------------   ----------------   -------------------
   Total distributions to shareholders ......        (11,863,306)        (17,749,998)        (5,413,405)           (9,272,198)
                                               -----------------  ------------------   ----------------   -------------------
   Capital share transactions: (Note 2)
        Class A .............................          6,550,267         198,869,995         20,865,360            54,150,921
        Class C .............................          7,617,684           9,863,278          1,958,373              (803,794)
                                               -----------------  ------------------   ----------------   -------------------
   Total capital share transactions .........         14,167,951         208,733,273         22,823,733            53,347,127
                                               -----------------  ------------------   ----------------   -------------------
   Redemption fees ..........................              2,475              12,567              4,411                 4,770
                                               -----------------  ------------------   ----------------   -------------------
          Net increase (decrease) in
             net assets .....................         (7,008,824)        200,586,790         21,442,176            50,295,268
Net assets:
   Beginning of period ......................        571,805,130         371,218,340        284,726,844           234,431,576
                                               -----------------  ------------------   ----------------   -------------------
   End of period ............................  $     564,796,306  $      571,805,130   $    306,169,020   $       284,726,844
                                               -----------------  ------------------   ----------------   -------------------
Undistributed net investment income
  (distributions in excess of net investment
  income) included in net assets:
     End of period ..........................  $         253,416  $           58,021   $        (88,628)  $            76,744
                                               =================  ==================   ================   ===================

    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 61

Franklin New York Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                         FRANKLIN NEW YORK
                                                             LIMITED-TERM                           FRANKLIN NEW YORK
                                                         TAX-FREE INCOME FUND                      TAX-EXEMPT MONEY FUND
                                                -------------------------------------   --------------------------------------
                                                SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                 MARCH 31, 2008       YEAR ENDED         MARCH 31, 2008         YEAR ENDED
                                                   (UNAUDITED)     SEPTEMBER 30, 2007       (UNAUDITED)     SEPTEMBER 30, 2007
                                                ----------------   ------------------   -----------------   ------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ..................   $        170,505   $          235,447   $         813,152   $        1,861,609
     Net realized gain (loss) from
        investments .........................                411               (1,691)                 --              (12,505)
     Net change in unrealized appreciation
        (depreciation) on investments........             63,491               (2,418)                 --                   --
                                                ----------------   ------------------   -----------------   ------------------
          Net increase (decrease) in net
            assets resulting from
               operations ...................            234,407              231,338             813,152            1,849,104
                                                ----------------   ------------------   -----------------   ------------------
   Distributions to shareholders from net
     investment income ......................           (170,386)            (245,713)           (813,152)          (1,861,609)
   Capital share transactions (Note 2).......          6,621,121           (1,073,128)          7,316,317            3,874,370
                                                ----------------   ------------------   -----------------   ------------------
          Net increase (decrease) in
            net assets ......................          6,685,142           (1,087,503)          7,316,317            3,861,865
Net assets:
   Beginning of period ......................          8,131,857            9,219,360          64,648,107           60,786,242
                                                ----------------   ------------------   -----------------   ------------------
   End of period ............................   $     14,816,999   $        8,131,857   $      71,964,424   $       64,648,107
                                                ================   ==================   =================   ==================
Undistributed net investment income
   included in net assets:
     End of period ..........................   $          8,899   $            8,780   $              --   $               --
                                                ================   ==================   =================   ==================

            62| The accompanying notes are an integral part of these
                   financial statements. | Semiannual Report

Franklin New York Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four funds (Funds). All Funds are diversified, except the Franklin New York Limited-Term Tax-Free Income Fund, which is non-diversified. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


                     CLASS A                                         CLASS A & CLASS C
---------------------------------------------------   --------------------------------------------------------
Franklin New York Limited-Term Tax-Free Income Fund   Franklin New York Insured Tax-Free Income Fund
Franklin New York Tax-Exempt Money Fund               Franklin New York Intermediate-Term Tax-Free Income Fund


The following summarizes the Funds' significant accounting policies.

a.    SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

Securities in the Franklin New York Tax-Exempt Money Fund are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

                             Semiannual Report | 63

Franklin New York Tax-Free Trust

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

b.    INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

c.    SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. For the Franklin New York Insured Tax-Free Income Fund, the Franklin New York Intermediate-Term Tax-Free Income Fund and the Franklin New York Limited-Term Tax-Free Income Fund, dividends from net investment income are normally declared daily and distributed monthly to shareholders. For the Franklin New York Tax-Exempt Money Fund, dividends from net investment income are normally declared daily. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

                              64| Semiannual Report

Franklin New York Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

d.    INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer will not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

e.    ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.    REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

g.    GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

                             Semiannual Report | 65

Franklin New York Tax-Free Trust

2.    SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Franklin New York Tax-Exempt Money Fund's shares were at $1.00 per share. Transactions in the Funds' shares were as follows:

                                              FRANKLIN NEW YORK               FRANKLIN NEW YORK
                                                   INSURED                    INTERMEDIATE-TERM
                                             TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                         ----------------------------   ------------------------------
                                           SHARES          AMOUNT         SHARES          AMOUNT
                                         -----------   --------------   ----------   -----------------
CLASS A SHARES:
Six months ended March 31, 2008
   Shares sold .......................     7,950,742   $   90,072,987    5,505,224   $      59,813,778
   Shares issued in reinvestment
     of distributions ................       665,719        7,504,356      343,028           3,729,842
   Shares redeemed ...................    (8,083,707)     (91,027,076)  (3,930,160)        (42,678,260)
                                         -----------   --------------   ----------   -----------------
   Net increase (decrease) ...........       532,754   $    6,550,267    1,918,092   $      20,865,360
                                         -----------   --------------   ----------   -----------------
Year ended September 30, 2007
   Shares sold .......................    22,049,389   $  252,271,062   10,479,023   $     113,596,335
   Shares issued in reinvestment
     of distributions ................       905,009       10,358,358      568,908           6,152,151
   Shares redeemed ...................    (5,574,631)     (63,759,425)  (6,056,998)        (65,597,565)
                                         -----------   --------------   ----------   -----------------
   Net increase (decrease) ...........    17,379,767   $  198,869,995    4,990,933   $      54,150,921
                                         -----------   --------------   ----------   -----------------
CLASS C SHARES:
Six months ended March 31, 2008
   Shares sold .......................     1,230,186   $   14,141,546      294,330   $       3,193,535
   Shares issued in reinvestment
     of distributions ................        55,517          635,217       10,653             116,020
   Shares redeemed ...................      (630,482)      (7,159,079)    (124,512)         (1,351,182)
                                         -----------   --------------   ----------   -----------------
   Net increase (decrease) ...........       655,221   $    7,617,684      180,471   $       1,958,373
                                         -----------   --------------   ----------   -----------------
Year ended September 30, 2007
   Shares sold .......................     1,843,384   $   21,442,578      227,809   $       2,478,033
   Shares issued in reinvestment
     of distributions ................        85,055          990,211       23,139             250,971
   Shares redeemed ...................    (1,080,664)     (12,569,511)    (325,133)         (3,532,798)
                                         -----------   --------------   ----------   -----------------
   Net increase (decrease) ...........       847,775   $    9,863,278      (74,185)  $        (803,794)
                                         -----------   --------------   ----------   -----------------

                              66| Semiannual Report

Franklin New York Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                 FRANKLIN NEW YORK        FRANKLIN NEW YORK
                                                                    LIMITED-TERM            TAX-EXEMPT
                                                                TAX-FREE INCOME FUND        MONEY FUND
                                                           ---------------------------    -----------------
                                                              SHARES          AMOUNT          AMOUNT
                                                           -----------    ------------    -----------------
CLASS A SHARES:
Six months ended March 31, 2008
    Shares sold ........................................       776,445    $  7,694,476        $  34,220,470
    Shares issued in reinvestment of distributions .....         9,573          94,928              826,216
    Shares redeemed ....................................      (117,784)     (1,168,283)         (27,730,369)
                                                           -----------    ------------    -----------------
    Net increase (decrease) ............................       668,234    $  6,621,121        $   7,316,317
                                                           ===========    ============    =================
Year ended September 30, 2007
    Shares sold ........................................       242,506    $  2,393,144        $  36,139,125
    Shares issued in reinvestment of distributions .....        13,608         134,387            1,847,575
    Shares redeemed ....................................      (364,012)     (3,600,659)         (34,112,330)
                                                           -----------    ------------    -----------------
    Net increase (decrease) ............................      (107,898)   $ (1,073,128)       $   3,874,370
                                                           ===========    ============    =================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

                         SUBSIDIARY                                   AFFILIATION
-------------------------------------------------------------   ------------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

a. MANAGEMENT FEES

Effective January 1, 2008, the Franklin New York Insured Tax-Free Income Fund and the Franklin New York Intermediate-Term Tax-Free Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds and the Franklin New York Tax-Exempt Money Fund pays an investment management fee to Advisers based on the average daily net assets as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   -----------------------------------------------------
     0.625%           Up to and including $100 million
     0.500%           Over $100 million, up to and including $250 million
     0.450%           Over $250 million, up to and including $7.5 billion
     0.440%           Over $7.5 billion, up to and including $10 billion
     0.430%           Over $10 billion, up to and including $12.5 billion
     0.420%           Over $12.5 billion, up to and including $15 billion
     0.400%           Over $15 billion, up to and including $ 17.5 billion
     0.380%           Over $17.5 billion, up to and including $20 billion
     0.360%           In excess of $20 billion

                             Semiannual Report | 67

Franklin New York Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

a. MANAGEMENT FEES (CONTINUED)

Prior to January 1, 2008, the Franklin New York Insured Tax-Free Income Fund and the Franklin New York Intermediate-Term Tax-Free Income Fund paid fees to Advisers based on the month-end net assets of each of the funds and the Franklin New York Tax-Exempt Money Fund paid fees to Advisers based on the average daily net assets as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ----------------------------------------------------
     0.625%           Up to and including $100 million
     0.500%           Over $100 million, up to and including $250 million
     0.450%           Over $250 million, up to and including $10 billion
     0.440%           Over $10 billion, up to and including $12.5 billion
     0.420%           Over $12.5 billion, up to and including $15 billion
     0.400%           Over $15 billion, up to and including $17.5 billion
     0.380%           Over $17.5 billion, up to and including $20 billions
     0.360%           In excess of $20 billion

The Franklin New York Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ----------------------------------------------------
     0.500%           Up to and including $100 million
     0.450%           Over $100 million, up to and including $250 million
     0.425%           Over $250 million, up to and including $500 million
     0.400%           In excess of $500 million

b. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds, except for the Franklin New York Limited-Term Tax-Free Income Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

The Franklin New York Limited-Term Tax-Free Income Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.

c. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the Franklin New York Insured Tax-Free Income Fund and the Franklin New York Intermediate-Term Tax-Free Income Fund reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

                             68 | Semiannual Report

Franklin New York Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

c. DISTRIBUTION FEES (CONTINUED)

In addition, under the funds' compensation distribution plans, the Funds, except the Franklin New York Tax-Exempt Money Fund, pays Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:


                                     FRANKLIN NEW YORK     FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                          INSURED          INTERMEDIATE-TERM         LIMITED-TERM
                                   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                   --------------------   --------------------   --------------------
Reimbursement Plans:
    Class A ....................        0.10%                   0.10%                      --
Compensation Plans:
    Class A ....................          --                      --                     0.15%
    Class C ....................        0.65%                   0.65%                      --

d. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                      FRANKLIN NEW YORK     FRANKLIN NEW YORK
                                                          INSURED           INTERMEDIATE-TERM
                                                    TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                    --------------------   ----------------------
Sales charges retained net of commissions paid to
    unaffiliated broker/dealers .................       $ 71,616                $ 15,914
Contingent deferred sales charges retained ......       $ 43,388                $  1,508

                                                      FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                                        LIMITED-TERM            TAX-EXEMPT
                                                    TAX-FREE INCOME FUND        MONEY FUND
                                                    --------------------     -----------------
Sales charges retained net of commissions paid to
    unaffiliated broker/dealers .................       $  3,951                      --
Contingent deferred sales charges retained ......       $  1,063                $ 18,237

e. TRANSFER AGENT FEES

For the period ended March 31, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                      FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                                           INSURED           INTERMEDIATE-TERM
                                                    TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                    --------------------   --------------------
Transfer agent fees .............................       $ 56,247                $ 34,434

                             69 | Semiannual Report

Franklin New York Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

e. TRANSFER AGENT FEES (CONTINUED)

                                                      FRANKLIN NEW YORK     FRANKLIN NEW YORK
                                                        LIMITED-TERM           TAX-EXEMPT
                                                    TAX-FREE INCOME FUND       MONEY FUND
                                                    --------------------    -----------------
Transfer agent fees .............................        $1,338                 $15,746

f. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through January 31, 2009 for the Franklin New York Limited-Term Tax-Free Income Fund and the Franklin New York Tax-Exempt Money Fund. Total expenses waived or paid are not subject to reimbursement by the funds subsequent to the funds' fiscal year end. After January 31, 2009, FT Services and Advisers may discontinue this waiver at any time upon notice to the funds' Board of Trustees.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2007, the capital loss carryforwards were as follows:

                                           FRANKLIN                           FRANKLIN
                                           NEW YORK     FRANKLIN NEW YORK     NEW YORK      FRANKLIN
                                           INSURED      INTERMEDIATE-TERM   LIMITED-TERM    NEW YORK
                                           TAX-FREE         TAX-FREE          TAX-FREE     TAX-EXEMPT
                                          INCOME FUND      INCOME FUND      INCOME FUND    MONEY FUND
                                          -----------   -----------------   ------------   ----------
Capital loss carryforwards expiring in:
    2008...............................   $ 2,471,475   $         283,875   $         --   $       --
    2009...............................            --                 251             --           --
    2010...............................            --              34,731             --           --
    2011...............................       474,738                  --             --           --
    2012...............................            --             164,472             --           --
    2014...............................        18,771              10,330             --           --
    2015...............................            --           1,070,408        111,850        5,477
                                          -----------   -----------------   ------------   ----------
                                          $ 2,964,984   $       1,564,067   $    111,850   $    5,477
                                          ===========   =================   ============   ==========

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2007, the Funds' deferred realized capital losses were as follows:

 FRANKLIN NEW YORK      FRANKLIN NEW YORK      FRANKLIN NEW YORK     FRANKLIN NEW YORK
    INSURED             INTERMEDIATE-TERM        LIMITED-TERM            TAX-EXEMPT
TAX-FREE INCOME FUND   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND       MONEY FUND
--------------------   --------------------   --------------------   -----------------
    $ 3,662,321            $ 1,073,685               $ 1,691              $ 12,505
====================   ====================   ====================   =================

                             70 | Semiannual Report

Franklin New York Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At March 31, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                  FRANKLIN NEW YORK       FRANKLIN NEW YORK
                                                       INSURED            INTERMEDIATE-TERM
                                                 TAX-FREE INCOME FUND    TAX-FREE INCOME FUND
                                                 --------------------    --------------------
Cost of investments ..........................          $ 564,553,428           $ 297,191,755
                                                 ====================    ====================

Unrealized appreciation ......................          $   9,280,184           $   5,781,063
Unrealized depreciation ......................            (16,012,717)             (1,853,880)
                                                 --------------------    --------------------
Net unrealized appreciation (depreciation) ...          $  (6,732,533)          $   3,927,183
                                                 ====================    ====================

                                                  FRANKLIN NEW YORK       FRANKLIN NEW YORK
                                                    LIMITED-TERM             TAX-EXEMPT
                                                 TAX-FREE INCOME FUND        MONEY FUND
                                                 --------------------     -------------------
Cost of investments ..........................           $ 14,433,089            $ 71,593,267
                                                 ====================     ===================

Unrealized appreciation ......................           $     77,078            $         --
Unrealized depreciation ......................                (12,244)                     --
                                                 --------------------     -------------------
Net unrealized appreciation (depreciation) ...           $     64,834            $         --
                                                 ====================     ===================

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of bond discounts.

5.  INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the period ended March 31, 2008, were as follows:

                                               FRANKLIN NEW YORK      FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                                   INSURED            INTERMEDIATE-TERM        LIMITED-TERM
                                             TAX-FREE INCOME FUND   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                             --------------------   --------------------   --------------------
Purchases ................................           $ 52,858,800           $ 29,027,698            $ 3,759,310
Sales ....................................           $ 23,560,275           $  9,899,838            $ 1,253,750

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within New York and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York and U.S. territories.

                             Semiannual Report | 71

Franklin New York Tax-Free Trust

7. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the U.S. Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On May 9, 2008, the SEC approved a final plan of distribution for the Company's market timing settlement. Disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

                             72 | Semiannual Report

Franklin New York Tax-Free Trust

8. NEW ACCOUNTING PRONOUNCEMENTS

The Funds adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (FIN 48), on March 31, 2008. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Funds have reviewed the tax positions for each of the three open tax years as of September 30, 2007 and have determined that the implementation of FIN 48 did not have a material impact on the Funds' financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

                             Semiannual Report | 73

Franklin New York Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the four separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy

                             74 | Semiannual Report

Franklin New York Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each Fund showed its investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND - The Lipper report for this Fund showed the investment performance of its Class A shares during 2007 and the previous 10-year period ended December 31, 2007, in comparison with a performance universe consisting of all retail and institutional insured municipal debt funds as selected by Lipper. The Lipper report showed that the Fund's income return during 2007 was in the second-highest quintile of its performance universe, and for the previous three-, five- and 10-year periods on an annualized basis was in the highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2007 was in the second-lowest quintile of its performance universe and for each of the previous three-, five- and 10-year periods on an annualized basis was in the second-highest quintile of such universe. The Board expressed its satisfaction with such performance noting the Fund's investment objective is to obtain a high level of tax-exempt income.

                             Semiannual Report | 75

Franklin New York Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND - The Lipper report for this Fund showed the investment performance of its Class A shares during 2007 and the previous 10-year period ended December 31, 2007, in comparison with a performance universe consisting of all retail and institutional New York intermediate municipal debt funds as selected by Lipper. The Lipper report showed that the Fund's income return in 2007 was in the second-highest quintile of its performance universe, and during each of the previous three-, five- and 10-year periods on an annualized basis was in either the highest or second-highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2007 was at the median of its performance universe and for each of the previous three-, five- and 10-year periods on an annualized basis was either in the highest or second-highest quintile of its performance universe. The Board expressed its satisfaction with such performance.

FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND - The Lipper report for this Fund showed its investment performance during the past four calendar years in comparison with a performance universe consisting of all retail and institutional other states short-intermediate municipal debt funds as selected by Lipper. The Lipper report showed that for 2007 the Fund's income return was in the highest quintile of its performance universe while its total return was at the median of such universe. The Lipper report showed the Fund's income return during each of the previous three years to be in either the lowest or next-to-lowest quintile of its performance universe, and its total return during such three years to be in the second-highest, middle and next-to-lowest quintile of such universe, respectively. The Board found the Fund's performance to be acceptable in view of the conservative investment objectives of the Fund, including the fact that it did not invest in lower quality bonds or those subject to the alternative minimum tax, as well as its relatively small size, noting also that the Fund's expenses had been partially waived or subsidized by management.

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND - Lipper compared this Fund's performance to a performance universe consisting of all retail and institutional New York tax-exempt money market funds as selected by Lipper. This Fund's performance was in the next-to-lowest quintile of its performance universe during 2007, as well as during each of the previous three-, five- and 10-year periods on an annualized basis. The Board found such performance acceptable, noting that this Fund was conservatively run to ensure safety and stability of assets with no holdings in non-rated or tier 2 securities and that during 2007 and each of the previous three-, five- and 10-year periods on an annualized basis its return was within a tenth of a percent of its performance universe median.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by

                             76 | Semiannual Report

Franklin New York Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of each Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management fee and total expenses for comparative consistency are shown by Lipper for Fund Class A shares for funds having multiple share classes. The results of such Lipper expense comparisons showed that the contractual investment management fee rate of Franklin New York Insured Tax-Free Income Fund was below the median of its Lipper expense group and its actual total expenses were the least expensive of such group. The contractual investment management fee rate of Franklin New York Intermediate-Term Tax-Free Income Fund was below the median of its Lipper expense group, while its total expenses were in the least expensive quintile of its Lipper expense group. The Board was satisfied with the contractual investment management fee and total expenses of these Funds in comparison to their Lipper expense groups. The Lipper expense comparison for Franklin New York Limited-Term Tax-Free Income Fund was not considered to be particularly meaningful in view of this Fund's small size and management's partial waiver or absorption of expenses. The Lipper expense comparison for Franklin New York Tax-Exempt Money Fund showed its contractual investment management fee rate and total expenses were in the most expensive and middle quintiles, respectively, of its Lipper expense group. In discussing these expense comparisons, management pointed out that this Fund is not actively marketed and largely serves as an alternative and frequently temporary investment vehicle for shareholders of other funds within the Franklin Templeton family of funds and provides a number of services to shareholders, including check writing and interfund exchange rights. The Board found such expenses to be acceptable, noting the points raised by management, as well as management's partial absorption of expenses for this Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each Fund. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the

                             Semiannual Report | 77

Franklin New York Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such fund. The Board noted that the investment management agreements for each of the Funds provide for fee breakpoints continuing beyond their existing asset size so that as each Fund grows in size, its effective management fee rate declines. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provided a sharing of benefits with the Fund and its shareholders.

                             78| Semiannual Report

Franklin New York Tax-Free Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                             Semiannual Report | 79

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[FRANKLIN TEMPLETON INVESTMENTS LOGO]
                                           One Franklin Parkway
                                           San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INVESTMENTS

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN NEW YORK
TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND
PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE TRUST

By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  May 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  May 27, 2008


By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  May 27, 2008